UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-07484

Nuveen Massachusetts Quality Municipal Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)
Mark L. Winget
Vice President and Secretary
333 West Wacker Drive
Chicago, Illinois 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (
800)
257-8787
Date of fiscal year end:
May
 31
Date of reporting period:
May 31, 2026

Item 1.	Reports to Stockholders.

Closed-End Funds	May 31, 2026
Nuveen Municipal
Closed-End
Funds

Nuveen Massachusetts Quality Municipal Income Fund	NMT

Nuveen Minnesota Quality Municipal Income Fund	NMS

Nuveen Virginia Quality Municipal Income Fund	NPV

Annual
Report

Table
of Contents

Important Notices
NMS and NPV – Fund mergers:
On April 29, 2026, the Funds’ Board of Trustees approved the merger of NMS and NPV into Nuveen Municipal Credit Income Fund (NZF). Each merger is pending shareholder approval and is subject to other closing conditions.
NMT, NMS and NPV – Investment policy change:
Effective July 31, 2026, each Fund will replace its policy to invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality with the following investment policy, adopted pursuant to Rule
35d-1
under the Investment Company Act of 1940:
Under normal circumstances, the Fund will invest at least 80% of its Assets in municipal securities and other related instruments that are investment grade quality.
The policy may be changed without a shareholder vote, but in accordance with Rule
35d-1
it may not be changed without 60 days’ prior written notice to shareholders.
A security is considered investment grade quality if it is rated within the four highest letter grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rates such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage).

3

Discussion of Fund Performance
Nuveen Massachusetts Quality Municipal Income Fund (NMT)
Nuveen Minnesota Quality Municipal Income Fund (NMS)
Nuveen Virginia Quality Municipal Income Fund (NPV)
Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, is the investment adviser for the Nuveen Massachusetts Quality Municipal Income Fund (NMT), Nuveen Minnesota Quality Municipal Income Fund (NMS), and Nuveen Virginia Quality Municipal Income Fund (NPV).
The portfolio managers for all three Funds are Michael Hamilton and Stephen Candido, CFA.
Below is a discussion of each Fund’s performance and the factors that contributed and detracted during the
12-month
reporting period ended May 31, 2026. For more information on Fund investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
Nuveen Massachusetts Quality Municipal Income Fund (NMT)
What factors affected markets during the reporting period?
•
Yields fell across the municipal yield curve, although somewhat less so for the longest maturities, maintaining a steep yield curve over the reporting period. Yields saw elevated volatility during the reporting period. This volatility was driven by uncertainties around U.S. fiscal and trade policy under the Trump administration, federal debt sustainability, and the path of monetary policy and Federal Reserve independence. Additionally, intensifying geopolitical risks drove energy prices sharply higher, which increased inflation pressures toward the end of the reporting period.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

What key strategies were used to manage the Fund during the reporting period?
•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•
The portfolio management team took advantage of periods of market weakness to buy bonds at attractive valuations and continued to seek enhanced income opportunities by selling bonds with lower book yields and replacing them with bonds with higher book yields.

How did the Fund perform and what factors affected relative performance?
For the twelve-month reporting period ended May 31, 2026, NMT returned 9.58%. The Fund outperformed the returns of the S&P Municipal Bond Massachusetts Index, which returned 6.73%.
Top contributors to relative performance
•	An overweight to bonds with durations of 10 years and longer.
•	Underweights to the transportation and state general obligations sectors.
•	Within the “other revenue” sector, holdings in WGBH and Broad Institute.
•	The Fund’s use of leverage through the issuance of preferred shares.
Top detractors from relative performance
•	Credit selection.
Nuveen Minnesota Quality Municipal Income Fund (NMS)
What factors affected markets during the reporting period?
•
Yields fell across the municipal yield curve, although somewhat less so for the longest maturities, maintaining a steep yield curve over the reporting period. Yields saw elevated volatility during the reporting period. This volatility was driven by uncertainties around U.S. fiscal and trade policy under the Trump administration, federal debt sustainability, and the path of monetary policy and Federal Reserve independence. Additionally, intensifying geopolitical risks drove energy prices sharply higher, which increased inflation pressures toward the end of the reporting period.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

4

What key strategies were used to manage the Fund during the reporting period?
•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•
The portfolio management team took advantage of periods of market weakness to buy bonds at attractive valuations and continued to seek enhanced income opportunities by selling bonds with lower book yields and replacing them with bonds with higher book yields.

How did the Fund perform and what factors affected relative performance?
For the twelve-month reporting period ended May 31, 2026, NMS returned 10.24%. The Fund outperformed the returns of the S&P Municipal Bond Minnesota Index, which returned 6.55%.
Top contributors to relative performance
•	An overweight to bonds with durations of eight years and longer.
•	Overweight to bonds rated A and lower, particularly non-rated securities.
•	The Fund’s use of leverage through the issuance of preferred shares.
Top detractors from relative performance
•	An overweight to the utility sector driven by bonds with durations of four to eight years.
Nuveen Virginia Quality Municipal Income Fund (NPV)
What factors affected markets during the reporting period?
•
Yields fell across the municipal yield curve, although somewhat less so for the longest maturities, maintaining a steep yield curve over the reporting period. Yields saw elevated volatility during the reporting period. This volatility was driven by uncertainties around U.S. fiscal and trade policy under the Trump administration, federal debt sustainability, and the path of monetary policy and Federal Reserve independence. Additionally, intensifying geopolitical risks drove energy prices sharply higher, which increased inflation pressures toward the end of the reporting period.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

What key strategies were used to manage the Fund during the reporting period?
•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•
The portfolio management team took advantage of periods of market weakness to buy bonds at attractive valuations and continued to seek enhanced income opportunities by selling bonds with lower book yields and replacing them with bonds with higher book yields.

How did the Fund perform and what factors affected relative performance?
For the twelve-month reporting period ended May 31, 2026, NPV returned 10.54%. The Fund outperformed the returns of the S&P Municipal Bond Virginia Index, which returned 6.53%.
Top contributors to relative performance
•	An underweight to bonds with effective durations of zero to eight years.
•	Overweights to non-rated, A-rated and BBB-rated bonds.
•	An underweight to tax-backed bonds and overweight allocations to the transportation and hospitals sectors.
•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares.
Top detractors from relative performance
•	Tobacco securitization bonds
•	Shorter-maturity structures including pre-refunded bonds.

Discussion of Fund Performance
(continued)

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of May 31, 2026. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current fiscal period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NMT	NMS	NPV
June	$0.0710	$0.0735	$0.0720
July	0.0710	0.0735	0.0720
August	0.0710	0.0735	0.0720
September	0.0640	0.0665	0.0650
October	0.0640	0.0665	0.0650
November	0.0640	0.0665	0.0650
December	0.0640	0.0665	0.0650
January	0.0640	0.0665	0.0650
February	0.0640	0.0665	0.0650
March	0.0640	0.0665	0.0650
April	0.0640	0.0665	0.0650
May	0.0640	0.0665	0.0650
Total Distributions from Net Investment Income	$0.7890	$0.8190	$0.8010

Yields	NMT	NMS	NPV
Market Yield*	6.02%	7.21%	6.79%
Taxable-Equivalent Yield*	11.99%	14.63%	12.68%

*
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax
basis. It is based on a combined federal and state income tax rate of 49.8%, 50.7% and 46.6% for NMT, NMS and NPV, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state
municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to shareholders of its best estimate of the distribution sources at the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’
1099-DIV
forms after the end of the year. Each Fund’s distribution policy had no material effect on its investment strategy during the most recent fiscal period and is not expecting to have such an effect in future periods.
NUVEEN
CLOSED-END
FUND DISTRIBUTION AMOUNTS
The Nuveen
Closed-End
Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end
fund resource page, which is at
https://www.nuveen.com/resource-center-closed-end-funds,
along with other Nuveen
closed-end
fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE EQUITY SHELF PROGRAMS
During the current reporting period, the following Funds were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each

7

Common Share Information
(continued)

Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings are as shown in the accompanying table.

	NMT	NMS	NPV
Maximum aggregate offering	900,000*	600,000	1,800,000

*	For the period June 24, 2025 through May 31, 2026.
During the current reporting period, the Funds sold common shares through their Shelf Offering at a weighted average premium to its NAV per common share in the accompanying table.

	NMT	NMS	NPV
Common shares sold through shelf offering	900,000	340,669	1,078,800
Weighted average premium to NAV per common share sold	4.16%	0.65%	1.01%
Refer to the Notes to Financial Statements for further details on Shelf Offerings and each Fund’s transactions.
COMMON SHARE REPURCHASES
The Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
Refer to the Notes to Financial Statements for further details on share repurchases and each Fund’s transactions.

About the Funds’ Benchmarks
S&P Municipal Bond Index:
An index designed to measure the performance of the
tax-exempt
U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Massachusetts Index:
An index designed to measure the performance of the
tax-exempt
Massachusetts municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Minnesota Index:
An index designed to measure the performance of the
tax-exempt
Minnesota municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Virginia Index:
An index designed to measure the performance of the
tax-exempt
Virginia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

9

Fund Performance, Leverage and Holdings Summaries
The Fund Performance, Leverage and Holdings Summaries for each Fund are shown below within this section of the report.
Fund Performance
Performance data for each Fund shown below represents past performance and does not predict or guarantee future results.
Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than
10-years
of performance. For performance, current to the most recent
month-end
visit Nuveen.com or call (800)
257-8787.
Impact of Leverage
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
Leverage Ratios
Each Fund’s Effective Leverage and Regulatory Leverage Ratios are set forth below. “Effective Leverage” is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. “Regulatory Leverage” consists of preferred shares or borrowings of a Fund. Regulatory Leverage is a part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940. A Fund, however, may from time to time borrow for temporary purposes, typically on a transient basis in connection with its day-to-day
operations, primarily in connection with the need to settle portfolio trades. Such temporary borrowings are excluded from the calculation of a Fund’s Effective Leverage and Regulatory Leverage ratios.
Holding Summaries
The Holdings Summaries data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the Fund’s Portfolio of Investments for individual security information.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

10

NMT	Nuveen Massachusetts Quality Municipal Income Fund
Fund Performance, Leverage and Holdings Summaries May 31, 2026

Performance*

		Total Returns as of May 31, 2026
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
NMT at Common Share NAV	3/18/93	9.58%	(1.51)%	1.20%
NMT at Common Share Price	3/18/93	13.08%	1.94%	3.02%
S&P Municipal Bond Index	—	6.57%	1.14%	2.30%
S&P Municipal Bond Massachusetts Index	—	6.73%	0.90%	2.00%
*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Massachusetts Index.
Daily Common Share NAV and Share Price Information

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$11.18	$12.76	14.13%	5.98%
Growth of an Assumed $10,000 Investment as of May 31, 2026 - Common Share Price

Fund Performance, Leverage and Holdings May 31, 2026
(continued)
Leverage and Holdings

Leverage
Effective Leverage	39.24%
Regulatory Leverage	39.24%

Fund Allocation (% of net assets)
Municipal Bonds	163.2%
Other Assets & Liabilities, Net	1.2%
VRDP Shares, Net	(64.4)%
Net Assets	100%

Portfolio Credit Quality (% of total investments)
AAA	16.7%
AA	48.6%
A	15.0%
BBB	12.0%
BB or Lower	0.9%
N/R (not rated)	6.8%
Total	100%

Portfolio Composition 1 (% of total investments)
Education and Civic Organizations	25.2%
Tax Obligation/General	23.9%
Health Care	19.7%
Tax Obligation/Limited	16.5%
Utilities	4.9%
Housing/Multifamily	2.5%
Transportation	2.2%
Other	5.1%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

NMS	Nuveen Minnesota Quality Municipal Income Fund
Fund Performance, Leverage and Holdings Summaries May 31, 2026

Performance*

		Total Returns as of May 31, 2026
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
NMS at Common Share NAV	6/25/93	10.24%	(0.28)%	1.99%
NMS at Common Share Price	6/25/93	15.19%	(0.27)%	2.36%
S&P Municipal Bond Index	—	6.57%	1.14%	2.30%
S&P Municipal Bond Minnesota Index	—	6.55%	1.15%	2.16%
*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Minnesota Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$11.86	$12.23	3.12%	0.21%
Growth of an Assumed $10,000 Investment as of May 31, 2026 - Common Share Price

Fund Performance, Leverage and Holdings May 31, 2026
(continued)
Leverage and Holdings

Leverage
Effective Leverage	39.58%
Regulatory Leverage	39.58%

Fund Allocation (% of net assets)
Municipal Bonds	163.3%
Other Assets & Liabilities, Net	2.2%
AMTP Shares, Net	(65.5)%
Net Assets	100%

Portfolio Credit Quality (% of total investments)
AAA	13.0%
AA	31.2%
A	23.6%
BBB	10.9%
BB or Lower	8.8%
N/R (not rated)	12.5%
Total	100%

Portfolio Composition 1 (% of total investments)
Education and Civic Organizations	22.0%
Health Care	20.9%
Tax Obligation/General	20.5%
Tax Obligation/Limited	12.8%
Utilities	7.2%
Transportation	5.8%
Long-Term Care	5.6%
Other	5.2%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

NPV	Nuveen Virginia Quality Municipal Income Fund
Fund Performance, Leverage and Holdings Summaries May 31, 2026

Performance*

		Total Returns as of May 31, 2026
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
NPV at Common Share NAV	3/18/93	10.54%	(0.84)%	1.82%
NPV at Common Share Price	3/18/93	10.70%	(1.44)%	2.48%
S&P Municipal Bond Index	—	6.57%	1.14%	2.30%
S&P Municipal Bond Virginia Index	—	6.53%	1.10%	2.15%
*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Virginia Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$11.46	$11.49	0.26%	(0.42)%
Growth of an Assumed $10,000 Investment as of May 31, 2026 - Common Share Price

Fund
Performance,
Leverage
and
Holdings
May
31,
2026
(continued)
Leverage and Holdings

Leverage
Effective Leverage	39.60%
Regulatory Leverage	36.35%

Fund Allocation (% of net assets)
Municipal Bonds	163.8%
Other Assets & Liabilities, Net	1.7%
Floating Rate Obligations	(8.5)%
VRDP Shares, Net	(57.0)%
Net Assets	100%

Portfolio Credit Quality (% of total investments)
AAA	5.6%
AA	41.7%
A	14.3%
BBB	13.9%
BB or Lower	5.1%
N/R (not rated)	19.4%
Total	100%

Portfolio Composition 1 (% of total investments)
Transportation	29.5%
Health Care	19.3%
Tax Obligation/Limited	14.6%
Housing/Multifamily	8.8%
Education and Civic
Organizations	8.2%
Long-Term Care	7.1%
U.S. Guaranteed	3.2%
Other	9.3%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Nuveen Massachusetts Quality Municipal Income Fund, Nuveen Minnesota Quality Municipal Income Fund and Nuveen Virginia Quality Municipal Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Massachusetts Quality Municipal Income Fund, Nuveen Minnesota Quality Municipal Income Fund, and Nuveen Virginia Quality Municipal Income Fund (hereafter collectively referred to as the “Funds”) as of May 31, 2026, the related statements of operations and cash flows for the year ended May 31, 2026, the statements of changes in net assets for each of the two years in the period ended May 31,2026, including the related notes, and the financial highlights for each of the two years in the period ended May 31, 2026 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31,2026 , the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets and each of the financial highlights for each of the two years in the period ended May 31,2026 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended May 31, 2024 and the financial highlights for each of the periods ended on or prior to May 31, 2024 (not presented herein other than the financial highlights) were audited by other auditors whose report dated July 25, 2024 expressed an unqualified opinion on those financial statements.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2026 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
July 28, 2026
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Portfolio of Investments May 31, 2026
NMT

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	LONG-TERM INVESTMENTS - 163.2% (100.0% of Total Investments)
	MUNICIPAL BONDS - 163.2% (100.0% of Total Investments)
	CONSUMER DISCRETIONARY - 0.4% (0.3% of Total Investments)
$500,000	Virgin Islands Hotel Development Financing Corporation, Hotel Revenue Bonds Frenchmans Reef Hotel Acquisition Project, Senior Lien Series 2025A-1	5.750%	02/01/45	$506,795

	TOTAL CONSUMER DISCRETIONARY			506,795

	EDUCATION AND CIVIC ORGANIZATIONS - 41.2% (25.2% of Total Investments)
210,000	Lowell, Massachusetts, Collegiate Charter School Revenue Bonds, Series 2019	5.000	06/15/49	203,496
3,515,000	Massachusetts Development Finance Agency, Revenue Bonds, Berklee College of Music, Series 2016	5.000	10/01/39	3,528,187
730,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2017T	5.000	07/01/42	739,075
5,000,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Refunding Series 2023FF	4.000	10/01/46	4,775,442
1,700,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Refunding Series 2025B-2	5.000	10/01/48	1,790,843
2,000,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2017A	5.000	01/01/34	2,041,245
2,240,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2017A	5.000	01/01/37	2,276,028
1,955,000	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series 2016	5.000	07/01/35	1,955,658
450,000	Massachusetts Development Finance Agency, Revenue Bonds, MCPHS University Issue, Series 2015H	3.500	07/01/35	441,034
190,000	Massachusetts Development Finance Agency, Revenue Bonds, MCPHS University Issue, Series 2015H	5.000	07/01/37	190,201
1,200,000	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2017	5.000	07/01/47	1,166,421
500,000	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2022	5.000	07/01/52	477,283
380,000	Massachusetts Development Finance Agency, Revenue Bonds, Middlesex School, Series 2024	4.250	07/01/54	349,760
535,000	Massachusetts Development Finance Agency, Revenue Bonds, Smith College, Series 2025	4.000	07/01/45	526,691
450,000	Massachusetts Development Finance Agency, Revenue Bonds, Suffolk University, Refunding Series 2019	5.000	07/01/36	456,234
1,250,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2017	5.000	04/01/36	1,275,667
875,000	Massachusetts Development Finance Agency, Revenue Bonds, Tufts University, Series 2015Q	5.000	08/15/38	875,379
1,250,000	Massachusetts Development Finance Agency, Revenue Bonds, Wentworth Institute of Technology, Series 2017	5.000	10/01/46	1,208,043
1,325,000	Massachusetts Development Finance Agency, Revenue Bonds, Wheaton College, Series 2017H	5.000	01/01/42	1,326,791
1,510,000	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic Institution, Series 2018	5.000	06/01/43	1,548,149
840,000	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2016	5.000	09/01/37	842,654
550,000	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2017	5.000	09/01/42	558,656
2,500,000	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2017B	5.000	09/01/42	2,539,344
1,500,000	Massachusetts Development Finance Authority, Revenue Bonds, Olin College, Refunding Series 2023G	5.250	11/01/51	1,570,820
500,000	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Refunding Series 2017	5.000	07/01/35	503,012
3,000,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A - AMBAC Insured	5.750	01/01/42	3,519,035
2,495,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2016	5.000	01/01/40	2,498,787

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	EDUCATION AND CIVIC ORGANIZATIONS (continued)
$690,000	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University, Series 1999P	6.000%	05/15/29	$731,363
1,000,000	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University, Series 1999P	6.000	05/15/59	1,084,462
2,900,000	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2022-1	5.000	11/01/52	2,968,209
3,000,000	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2024-1	5.000	11/01/46	3,200,345
	TOTAL EDUCATION AND CIVIC ORGANIZATIONS			47,168,314
	HEALTH CARE - 32.1% (19.7% of Total Investments)
1,340,000	Massachusetts Development Finance Agency Revenue Bonds, South Shore Hospital, Series 2016I	5.000	07/01/41	1,339,919
1,100,000	Massachusetts Development Finance Agency, Revenue Bonds, Baystate Medical Center Issue, Series 2014N	5.000	07/01/44	1,100,663
2,600,000	Massachusetts Development Finance Agency, Revenue Bonds, Beth Israel Lahey Health Inc Series 2025N	5.500	07/01/50	2,825,072
3,000,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston Children’s Hospital Series 2024T	4.000	03/01/54	2,773,580
500,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E	5.000	07/01/32	500,458
2,350,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2023G	5.250	07/01/48	2,363,787
1,500,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2023G	5.250	07/01/52	1,505,744
1,675,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding Series 2016-I	5.000	07/01/30	1,677,528
1,500,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2	5.000	07/01/38	1,529,630
2,000,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2	5.000	07/01/53	1,985,819
1,425,000	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute, Series 2026Q	5.000	12/01/46	1,497,591
1,400,000	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute, Series 2026Q	5.000	12/01/47	1,458,146
3,500,000	Massachusetts Development Finance Agency, Revenue Bonds, Lahey Health System Obligated Group Issue, Series 2015F	5.000	08/15/45	3,500,941
2,145,000	Massachusetts Development Finance Agency, Revenue Bonds, Mass General Brigham, Series 2020A-2	5.000	07/01/39	2,252,778
2,000,000	Massachusetts Development Finance Agency, Revenue Bonds, Mass General Brigham, Series 2024D	5.000	07/01/54	2,063,753
820,000	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2013F	5.000	07/01/37	820,635
1,000,000	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital, Series 2013G	5.000	07/01/37	983,363
2,200,000	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital, Series 2013G	5.000	07/01/44	2,157,523
610,000	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017K	5.000	07/01/38	613,454
400,000	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L	3.625	07/01/37	373,734
1,095,000	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L	5.000	07/01/44	1,098,786
1,390,000	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Issue Series 2025N-1	5.250	07/01/50	1,429,052
280,000	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A	5.000	07/01/44	280,222
700,000	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2020C - AGM Insured	4.000	10/01/45	642,901
	TOTAL HEALTH CARE			36,775,079

19

Portfolio of Investments May 31, 2026
(continued)
NMT

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HOUSING/MULTIFAMILY - 4.1% (2.5% of Total Investments)
$550,000	(a)	Massachusetts Development Finance Agency, Revenue Bonds, CHF Merrimack, Inc. Merrimack College Student Housing Project, Series 2024A	5.000%	07/01/60	$525,357
215,000		Massachusetts Housing Finance Agency, Housing Bonds, Series 2003H	5.125	06/01/43	215,075
550,000		Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-1	3.100	12/01/44	464,953
1,335,000		Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Green Series 2020D-1	2.550	12/01/50	914,290
2,500,000		Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Green Series 2022C-1	5.100	12/01/52	2,560,869

		TOTAL HOUSING/MULTIFAMILY			4,680,544

		HOUSING/SINGLE FAMILY - 1.7% (1.1% of Total Investments)
500,000		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2022-224	4.350	12/01/42	501,626
1,500,000		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Taxable Social Series 2026-253	4.850	12/01/51	1,511,700

		TOTAL HOUSING/SINGLE FAMILY			2,013,326

		LONG-TERM CARE - 3.2% (2.0% of Total Investments)
1,040,000	(a)	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc. Issue, Series 2017	4.125	10/01/42	993,269
250,000	(a)	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc. Issue, Series 2017	5.000	10/01/47	250,120
390,000		Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community Lennox, Series 2015	5.000	07/01/31	390,373
1,000,000		Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Inc., Refunding Series 2019	5.000	10/01/49	1,000,910
1,020,000		Massachusetts Development Finance Agency, Revenue Bonds, Salem Community Corporation, Refunding Series 2022	5.125	01/01/40	1,028,327

		TOTAL LONG-TERM CARE			3,662,999

		TAX OBLIGATION/GENERAL - 39.0% (23.9% of Total Investments)
2,000,000		Boston, Massachusetts, General Obligation Bonds, Series 2025A	5.000	02/01/44	2,168,136
2,000,000		Concord, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2023	4.000	01/15/53	1,900,138
1,765,000		East Longmeadow, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2024	4.000	11/01/54	1,630,207
2,000,000		Greater Fall River Regional Vocational Technical School District, Massachusetts, State Qualified General Obligation Bonds, School Project Loan, Chapter 70B Series 2025	5.000	06/01/49	2,062,393
1,240,000		Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011	5.000	02/15/32	1,242,217
3,000,000		Lincoln, Massachusetts, General Obligation Bonds, School Series 2019	4.000	03/01/49	2,907,874
1,000,000		Massachusetts State, General Obligation Bonds, Consolidated Loan Series 2025C	5.000	06/01/53	1,039,890
395,000		Massachusetts State, General Obligation Bonds, Consolidated Loan Series 2025G	5.000	12/01/50	416,281
4,000,000		Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2019A	5.000	01/01/49	4,074,409
1,000,000		Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2019C	5.000	05/01/45	1,030,599
3,000,000		Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2022C	5.000	10/01/47	3,145,668
2,000,000		Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2024A	5.000	01/01/54	2,066,497
5,000,000		Massachusetts State, General Obligation Bonds, Consolidated Series 2023D	5.000	10/01/51	5,199,005
1,155,000		Massachusetts State, General Obligation Bonds, Consolidated Series 2024B	5.000	05/01/54	1,194,035
3,500,000		North Attleborough, Massachusetts, General Obligation Bonds, Municipal Purpose Loan, Series 2026	4.125	03/15/55	3,299,783

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	TAX OBLIGATION/GENERAL (continued)
$1,775,000	North Reading, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2012	5.000%	05/15/35	$1,777,964
2,370,000	Northeast Metropolitan Regional Vocational Technical School District, Massachusetts, General Obligation Bonds, School Series 2024	4.000	05/15/45	2,311,740
2,000,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/46	1,773,838
2,000,000	Quincy, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2022A	5.000	06/01/50	2,061,289
1,625,000	Revere, Massachusetts, General Obligation Bonds, State Qualified Municipal Purpose Loan Series 2022	4.000	08/01/42	1,633,418
1,745,000	Revere, Massachusetts, General Obligation Bonds, State Qualified Municipal Purpose Loan Series 2022	4.000	08/01/43	1,753,216

	TOTAL TAX OBLIGATION/GENERAL			44,688,597

	TAX OBLIGATION/LIMITED - 26.9% (16.5% of Total Investments)
500,000	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2017 - BAM Insured	5.000	05/01/35	508,160
3,000,000	Massachusetts Bay Transportation Authority, Assessment Bonds, Sustainability Series 2022A-2	5.000	07/01/52	3,102,503
5,000,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Series 2023A-1	5.250	07/01/48	5,337,759
2,000,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Series 2025B	5.000	07/01/50	2,102,275
1,000,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Sustainability Series 2024B	5.250	07/01/54	1,058,827
1,000,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated Series 2018A	5.250	02/15/48	1,020,526
1,000,000	Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue Bonds, Subordinated Social Series 2025A	5.250	02/15/50	1,067,336
2,000,000	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Programs, Series 2019A	5.000	06/01/49	2,048,583
5,000,000	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2023B	5.000	06/01/49	5,230,936
2,000,000	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2024A	5.000	06/01/53	2,073,759
485,000	Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds, Series 2022A	5.000	10/01/39	503,756
775,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.750	07/01/53	746,611
4,709,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	5.000	07/01/58	4,653,406
1,016,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.784	07/01/58	978,767
425,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A - AGM Insured	5.000	10/01/32	428,935

	TOTAL TAX OBLIGATION/LIMITED			30,862,139

	TRANSPORTATION - 3.7% (2.2% of Total Investments)
1,000,000	Massachusetts Port Authority, Revenue Bonds, Series 2014A	5.000	07/01/39	1,003,678
2,500,000	Massachusetts Port Authority, Revenue Bonds, Series 2014A	5.000	07/01/44	2,502,835
715,000	Massachusetts Port Authority, Revenue Bonds, Series 2015A	5.000	07/01/40	715,992

	TOTAL TRANSPORTATION			4,222,505

	U.S. GUARANTEED - 2.8% (b)(1.7% of Total Investments)
3,185,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2016B, (Pre-refunded 11/16/26)	5.000	11/15/46	3,218,016

	TOTAL U.S. GUARANTEED			3,218,016

	UTILITIES - 8.1% (4.9% of Total Investments)
1,250,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017	5.000	07/01/37	1,265,869
420,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017	5.000	07/01/40	424,370
415,000	Lynn Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2003A - NPFG Insured	5.000	12/01/32	415,773

Portfolio of Investments May 31, 2026
(continued)
NMT

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UTILITIES (continued)
$4,445,000		Massachusetts Municipal Wholesale Electric Company, MMWEC, Revenue Bonds, Project 2015A, Series 2021A	4.000%	07/01/46	$4,272,259
815,000		Massachusetts Water Resources Authority, General Revenue Bonds, Green Series 2024B	5.000	08/01/49	856,715
1,000,000	(a)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/47	1,003,356
1,000,000		Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2017C	5.000	04/15/37	1,016,521

		TOTAL UTILITIES			9,254,863

		TOTAL MUNICIPAL BONDS (Cost $187,123,355)			187,053,177

		TOTAL LONG-TERM INVESTMENTS (Cost $187,123,355)			187,053,177

		VRDP SHARES, NET - (64.4)% (c)			(73,797,565)

		OTHER ASSETS & LIABILITIES, NET - 1.2%			1,334,093

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$114,589,705

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $2,772,102 or 1.5% of Total Investments.

(b)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(c)	VRDP Shares, Net as a percentage of Total Investments is 39.5%.

22

Portfolio of Investments May 31, 2026
NMS

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 163.3% (100.0% of Total Investments)
		MUNICIPAL BONDS - 163.3% (100.0% of Total Investments)
		EDUCATION AND CIVIC ORGANIZATIONS - 36.0% (22.0% of Total Investments)
$305,000		City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A	4.000%	07/01/28	$299,518
50,000		City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A	5.000	07/01/36	47,884
500,000		Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A	5.250	07/01/40	500,242
570,000		Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A	5.750	08/01/44	570,280
750,000		Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2019A	5.250	08/01/43	757,389
100,000		Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A	5.000	07/01/47	78,239
2,200,000		Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A	5.000	07/01/44	2,142,364
1,575,000		Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A	5.000	07/01/46	1,417,928
1,425,000		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A	6.000	07/01/43	1,425,858
500,000		Minnesota Health and Education Facilities Authority, Revenue Bonds, Macalester College Refunding Series 2026	5.250	03/01/56	528,301
500,000		Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2017	5.000	05/01/37	500,179
1,580,000		Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College, Refunding Series 2017	4.000	03/01/42	1,580,462
1,000,000		Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College, Refunding Series 2017	5.000	03/01/44	1,007,060
2,000,000		Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College, Series 2023	5.000	03/01/53	2,072,377
500,000		Minnesota Higher Education Facilities Authority, Revenue Bonds, College of Saint Scholastica, Inc., Refunding Series 2019	4.000	12/01/34	482,041
425,000		Minnesota Higher Education Facilities Authority, Revenue Bonds, College of Saint Scholastica, Inc., Refunding Series 2019	4.000	12/01/40	390,244
305,000		Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2016-8K	4.000	03/01/43	272,009
600,000		Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Refunding Series 2017	4.000	03/01/48	554,538
225,000		Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2018A	5.000	10/01/45	225,087
750,000		Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2019	5.000	10/01/35	786,345
710,000		Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2022B	4.125	10/01/41	711,911
2,445,000		Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2022B	5.000	10/01/47	2,485,398
705,000		Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A	5.000	09/01/44	638,683
500,000		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Series 2019	5.000	12/01/39	504,898
1,250,000		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Series 2019	4.000	12/01/49	1,022,786
1,000,000		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Refunding Series 2020A	5.000	09/01/40	1,005,966
100,000	(a)	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Metro Deaf School Project, Series 2026	6.375	06/15/61	100,407

23

Portfolio of Investments May 31, 2026
(continued)
NMS

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	EDUCATION AND CIVIC ORGANIZATIONS (continued)
$1,025,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Refunding Series 2025A	5.750%	07/01/45	$1,046,757
1,680,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A	5.000	07/01/44	1,626,509
390,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A	4.625	03/01/43	328,753
1,000,000	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A	5.000	10/01/41	965,748
500,000	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2018	5.000	12/01/43	500,616
500,000	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2018	5.125	12/01/49	484,263
250,000	University of Minnesota, General Obligation Bonds, Refunding Series 2026A	5.000	04/01/41	281,207

	TOTAL EDUCATION AND CIVIC ORGANIZATIONS			27,342,247
	HEALTH CARE - 34.1% (20.9% of Total Investments)
250,000	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016	4.000	03/01/32	249,432
180,000	City of Plato, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2017	5.000	04/01/41	180,295
1,400,000	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A	5.000	02/15/43	1,417,064
5,050,000	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A	5.000	02/15/53	5,052,615
430,000	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Saint Luke’s Hospital of Duluth Obligated Group, Series 2021A	3.000	06/15/44	367,655
150,000	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Saint Luke’s Hospital of Duluth Obligated Group, Series 2022B	5.250	06/15/47	156,183
230,000	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013	4.000	04/01/31	229,193
500,000	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015	4.000	09/01/35	468,970
200,000	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2017	5.000	05/01/31	201,712
165,000	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2017	5.000	05/01/32	166,309
1,500,000	Minneapolis, Minnesota, Health Care System Revenue Bonds, Allina Health System, Series 2021	4.000	11/15/36	1,514,303
500,000	Minneapolis, Minnesota, Health Care System Revenue Bonds, Allina Health System, Series 2021	4.000	11/15/39	495,591
265,000	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A	4.000	11/15/40	251,692
1,000,000	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2018A	4.000	11/15/48	858,783
125,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care System Revenue Bonds, Children’s Health Care, Series 2025	5.000	08/15/44	131,853
1,000,000	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2024A	5.250	01/01/54	1,028,075
1,535,000	Minnesota Agricultural and Economic Development, Health Care System Revenue Bonds, Fairview Health Services, Series 2026A	5.000	11/15/43	1,636,933
915,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2018A	4.000	11/15/48	879,625

24

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HEALTH CARE (continued)
$1,675,000		Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2019	5.000%	05/01/48	$1,697,024
1,000,000		Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2024	5.000	05/01/54	1,019,109
2,600,000		Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A	4.000	07/01/35	2,593,562
1,000,000		Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2025	5.000	07/01/33	1,107,214
230,000		Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A	4.000	11/15/36	229,505
240,000		Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A	4.000	11/15/37	237,680
2,170,000		Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A	4.000	11/15/43	2,005,640
1,000,000		Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A	5.000	11/15/47	992,162
800,000		Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1	5.000	08/01/36	800,467

		TOTAL HEALTH CARE			25,968,646

		HOUSING/SINGLE FAMILY - 2.5% (1.5% of Total Investments)
40,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C	3.900	07/01/43	39,379
20,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C	3.500	01/01/32	20,006
675,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Social Series 2025F	4.500	01/01/37	698,058
905,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Social Series 2025F	4.500	07/01/37	935,432
200,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Social Series 2026A	4.600	01/01/47	200,714

		TOTAL HOUSING/SINGLE FAMILY			1,893,589

		INDUSTRIALS - 6.1% (3.7% of Total Investments)
1,400,000		Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2013-1	4.500	06/01/33	1,411,291
600,000		Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2013-1	4.750	06/01/39	603,661
2,650,000	(a)	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, (AMT)	4.500	10/01/37	2,596,700

		TOTAL INDUSTRIALS			4,611,652

		LONG-TERM CARE - 9.1% (5.6% of Total Investments)
805,000		Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc. Project, Series 2014	5.125	11/01/49	718,022
300,000		Apple Valley, Minnesota, Senior Housing Revenue Bonds, PHS Apple Valley Senior Housing, Inc. Orchard Path Phase III Project, Series 2025A	5.500	09/01/55	306,872
250,000		Bethel, Minnesota, Housing and Health Care Facilities Revenue Bonds, Ecumen Obligated Group Series 2024A	6.250	03/01/54	246,248
875,000		Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc., Refunding Series 2013	5.200	03/01/43	851,282
175,000		Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015	5.250	01/01/40	152,944
850,000		Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015	5.250	01/01/46	698,905
500,000	(a)	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A	5.000	08/01/51	461,836

Portfolio of Investments May 31, 2026
(continued)
NMS

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	LONG-TERM CARE (continued)
$235,000	Lakes Area Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, VIVIE-Knute Nelson Care Center Project Series 2026A	5.700%	11/01/51	$236,723
750,000	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen Abiitan Mill City Project, Series 2015	5.250	11/01/45	732,102
215,000	Saint Joseph, Minnesota, Senior Housing and Healthcare Revenue Bonds, Woodcrest of Country Manor Project, Series 2019 A	5.000	07/01/55	197,396
500,000	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013	5.125	05/01/48	434,235
500,000	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017	4.125	09/01/34	493,050
350,000	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017	4.125	09/01/35	342,248
535,000	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013	5.125	01/01/39	526,252
500,000	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community, Refunding Series 2019	5.000	08/01/49	499,933

	TOTAL LONG-TERM CARE			6,898,048

	TAX OBLIGATION/GENERAL - 33.5% (20.5% of Total Investments)
2,205,000	Bird Island-Olivia-Lake Lillian Independent School District 2534, Minnesota, General Obligation Bonds, School Building Series 2024A	5.000	02/01/49	2,318,424
1,015,000	Brainerd Independent School District 181, Crow Wing County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018D	4.000	02/01/38	1,018,330
1,055,000	Brainerd Independent School District 181, Crow Wing County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018D	4.000	02/01/39	1,057,245
750,000	Brainerd Independent School District 181, Crow Wing County, Minnesota, General Obligation Bonds, School Building Series 2018A	4.000	02/01/42	750,677
1,020,000	Brooklyn Center Independent School District 286, Minnesota, General Obligation Bonds, Series 2018A	4.000	02/01/43	1,021,035
1,000,000	Corcoran, Minnesota, General Obligation Bonds, Series 2023A - BAM Insured	4.000	02/01/48	955,233
500,000	Dover-Eyota Independent School District 533, Minnesota, General Obligation Bonds, School Building Facilities Maintenance Series 2023A	4.000	02/01/44	502,731
500,000	GFW Independent School District No. 2365, Sibley, Renville, McLeod and Nicollet Counties, Minnesota, General Obligation School Building Bonds, Series 2023A	5.000	02/01/48	516,906
1,500,000	Hennepin County, Minnesota, General Obligation Bonds, Series 2024A	5.000	12/01/43	1,658,731
1,000,000	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds, School Building Series 2018A	4.000	02/01/42	1,001,425
1,145,000	Independent School District No. 2397 (Le Sueur-Henderson), Minnesota, General Obligation School Building Bonds, Series 2022A	5.000	02/01/36	1,243,760
1,000,000	Independent School District No. 2397 (Le Sueur-Henderson), Minnesota, General Obligation School Building Bonds, Series 2022A	4.500	02/01/41	1,031,692
1,500,000	Maple River Independent School District 2135, Minnesota, General Obligation Bonds, School Building Series 2020A	4.000	02/01/50	1,385,007
1,345,000	Minneapolis, Minnesota, General Obligation Bonds, Improvement & Various Purpose Series 2018	4.000	12/01/40	1,348,048
310,000	Minnetonka Independent School District 276, Hennepin County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2023B	5.000	02/01/39	336,002

26

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	TAX OBLIGATION/GENERAL (continued)
$1,500,000	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2026A	4.000%	02/01/41	$1,506,263
1,000,000	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation Bonds, School Building Series 2018A	4.000	02/01/34	1,006,711
1,000,000	Round Lake-Brewster Independent School District 2907, Minnesota, General Obligation Bonds, School Building Series 2023A	4.000	02/01/42	1,005,078
1,000,000	Saint James Independent School District 840, Minnesota, General Obligation Bonds, School Building Series 2015B	4.000	02/01/45	987,639
1,000,000	Saint Louis Park Independent School District 283, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2022A	5.000	02/01/36	1,070,644
800,000	Sartell, Minnesota, General Obligation Bonds, Series 2022A	4.000	02/01/43	803,093
1,500,000	Sibley East Independent School District 2310, Sibley, Minnesota, General Obligation Bonds, School Building Series 2015A	4.000	02/01/40	1,500,022
1,000,000	Stillwater Independent School District 834, Washington County, Minnesota, General Obligation Bonds, School Building Facilities Maintenance Series 2026A	4.000	02/01/43	1,001,181
470,000	Yellow Medicine East Independent School District 2190, Minnesota, General Obligation Bonds, Series 2025A	4.125	02/01/47	456,861

	TOTAL TAX OBLIGATION/GENERAL			25,482,738

	TAX OBLIGATION/LIMITED - 20.9% (12.8% of Total Investments)
1,000,000	Anoka-Hennepin Independent School District 11, Minnesota, Certificates of Participation, Series 2015A	4.000	02/01/41	992,409
500,000	Elbow Lake Economic Development Authority, Minnesota, Lease Revenue Bonds, Grant County Public Project, Series 2023A	5.000	12/15/44	508,143
1,255,000	Minnesota Department of Iron Range Resource and Rehabilitation, Educational Facilities Revenue Bonds, Series 2023A	5.000	10/01/42	1,370,291
1,495,000	Minnesota Department of Iron Range Resource and Rehabilitation, Revenue Bonds, Series 2024A	5.000	10/01/43	1,605,391
200,000	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2017A	4.000	08/01/35	201,126
500,000	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2018D	4.000	08/01/39	502,040
1,000,000	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2022A	5.000	08/01/40	1,073,227
2,230,000	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series 2011	5.000	08/01/31	2,234,234
1,500,000	Minnesota State, Certificates of Participation, State Office Building Project, Series 2023	5.000	11/01/43	1,625,705
1,595,000	New London Economic Development Authority, Minnesota, Lease Revenue Bonds, SWWC Service Cooperative Lease With Option to Purchase Project, Public Series 2023	4.500	02/01/33	1,610,835
1,000,000	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015A	3.750	02/01/36	1,000,184
750,000	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015B	4.000	02/01/42	750,003
250,000	Rum River Special Education Cooperative, Minnesota, Certificates of Participation, Series 2025A	5.500	02/01/46	255,185
500,000	Saint Cloud Independent School District 742, Stearns County, Minnesota, Certificates of Participation, Saint Cloud Area Public Schools, Series 2017A	4.000	02/01/38	497,588
365,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, 2700 University at Westgate Station, Series 2015B	4.875	04/01/30	365,128
755,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, 2700 University at Westgate Station, Series 2015B	5.250	04/01/43	754,953

27

Portfolio of Investments May 31, 2026
(continued)
NMS

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	TAX OBLIGATION/LIMITED (continued)
$635,000	Zumbro Education District 6012, Minnesota, Certificates of Participation Series 2021A	4.000%	02/01/41	$568,975

	TOTAL TAX OBLIGATION/LIMITED			15,915,417

	TRANSPORTATION - 9.4% (5.8% of Total Investments)
500,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2019A	5.000	01/01/44	517,063
250,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2019A	5.000	01/01/49	254,050
1,000,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2019B, (AMT)	5.000	01/01/44	1,018,380
2,000,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2019B, (AMT)	5.000	01/01/49	2,010,075
1,600,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C	5.000	01/01/46	1,608,617
500,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2022A	5.000	01/01/52	509,387
1,175,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2022B, (AMT)	5.250	01/01/47	1,217,443

	TOTAL TRANSPORTATION			7,135,015

	UTILITIES - 11.7% (7.2% of Total Investments)
525,000	Blue Earth, Minnesota Electric Revenue Bonds, Series 2025A	5.000	06/01/51	513,328
415,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016	5.000	01/01/46	415,129
30,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2020A	5.000	01/01/50	30,490
500,000	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A	4.000	10/01/33	500,428
2,795,000	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2016	5.000	10/01/47	2,797,101
250,000	Mountain Lake, Minnesota, Electric Revenue Bonds, Series 2025B	5.000	12/01/54	254,786
655,000	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2021-1. 501 C3	4.000	10/01/41	633,637
200,000	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2023-3	4.750	10/01/43	205,758
250,000	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 2025A	5.000	01/01/42	277,145
3,200,000	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series 2018A	5.000	01/01/49	3,240,010

	TOTAL UTILITIES			8,867,812

	TOTAL MUNICIPAL BONDS (Cost $124,796,911)			124,115,164

	TOTAL LONG-TERM INVESTMENTS (Cost $124,796,911)			124,115,164

	AMTP SHARES, NET - (65.5)% (b)			(49,787,698)

	OTHER ASSETS & LIABILITIES, NET - 2.2%			1,696,968

	NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$76,024,434

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

AMT	Alternative Minimum Tax

(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $3,158,943 or 2.5% of Total Investments.

(b)	AMTP Shares, Net as a percentage of Total Investments is 40.1%.

28

Portfolio of Investments May 31, 2026
NPV

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 163.8% (100.0% of Total Investments) MUNICIPAL BONDS - 163.8% (100.0% of Total Investments) CONSUMER DISCRETIONARY - 0.8% (0.5% of Total Investments)
$1,825,000		Virgin Islands Hotel Development Financing Corporation, Hotel Revenue Bonds Frenchman’s Reef Hotel Acquisition Project, Senior Lien Series 2025A-1	6.000%	12/01/55	$1,839,498

		TOTAL CONSUMER DISCRETIONARY			1,839,498

		CONSUMER STAPLES - 3.9% (2.3% of Total Investments)
1,000,000		Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset- Backed Bonds, Refunding Series 2002	5.625	05/15/43	1,014,010
480,000		Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A	5.250	06/01/32	472,616
705,000		Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A	5.625	06/01/47	645,785
2,525,000		Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1	5.000	06/01/47	2,122,021
5,145,000		Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2	5.200	06/01/46	4,400,245

		TOTAL CONSUMER STAPLES			8,654,677

		EDUCATION AND CIVIC ORGANIZATIONS - 13.4% (8.2% of Total Investments)
1,000,000		Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Refunding Series 2021C	4.000	01/01/46	964,314
1,105,000		Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 2017	4.000	01/01/37	1,107,399
565,000		Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 2017	4.000	01/01/40	565,543
90,000		Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006	5.000	09/01/26	89,912
1,000,000	(a)	Industrial Development Authority of the City of Lexington, Virginia, Washington and Lee University, Educational Facility Revenue Bonds, Refunding Series 2018A	5.000	01/01/43	1,018,168
1,500,000		Loudoun County Industrial Development Authority, Virginia, Multi-Modal Revenue Bonds, Howard Hughes Medical Institute, Series 2022A	4.000	10/01/52	1,401,362
2,000,000		Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Woodberry Forest School, Series 2021	3.000	10/01/50	1,453,961
500,000		Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2017A	4.000	06/01/36	502,265
750,000		Roanoke Economic Development Authority, Virginia, Educational Facilities Revenue Bonds, Lynchburg College, Series 2018A	5.000	09/01/43	729,034
1,000,000		Salem Economic Development Authority, Virginia, Educational Facilities Revenue Bonds, Roanoke College, Series 2020	4.000	04/01/45	881,184
1,000,000		Salem Economic Development Authority, Virginia, Educational Facilities Revenue Bonds, Roanoke College, Series 2025	6.000	04/01/55	1,046,611
2,500,000		The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Green Series 2015A-2	5.000	04/01/45	2,499,931
2,515,000		The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Refunding Series 2017A	5.000	04/01/39	2,555,057
9,000,000	(a)	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Refunding Series 2017A, (UB)	5.000	04/01/39	9,143,345
1,000,000	(b)	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B	5.000	07/01/45	769,322

29

Portfolio of Investments May 31, 2026
(continued)
NPV

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		EDUCATION AND CIVIC ORGANIZATIONS (continued)
$4,000,000	(b)	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A	5.000%	07/01/45	$3,077,287
1,000,000		Virginia College Building Authority, Educational Facilities Revenue Bonds, Regent University Project, Series 2025	6.000	06/01/55	1,048,845

		TOTAL EDUCATION AND CIVIC ORGANIZATIONS			30,142,486

		HEALTH CARE - 31.6% (19.3% of Total Investments)
1,550,000		Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center, Series 2020	5.000	07/01/29	1,647,703
1,000,000		Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center, Series 2020	4.000	07/01/39	1,004,342
225,000		Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center, Series 2020	4.000	07/01/40	225,472
1,055,000		Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center, Series 2020	4.000	07/01/45	1,004,925
1,465,000	(c)	Arlington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Virginia Hospital Center, Series 2023A, (Mandatory Put 7/01/31)	5.000	07/01/53	1,563,671
1,470,000		Chesapeake Hospital Authority, Virginia, Hospital Facility Revenue Bonds, Chesapeake Regional Medical Center, Series 2019	5.000	07/01/34	1,541,188
1,205,000		Chesapeake Hospital Authority, Virginia, Hospital Facility Revenue Bonds, Chesapeake Regional Medical Center, Series 2019	4.000	07/01/37	1,198,594
1,000,000		Chesapeake Hospital Authority, Virginia, Hospital Facility Revenue Bonds, Chesapeake Regional Medical Center, Series 2019	4.000	07/01/43	952,818
1,920,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1	4.000	08/01/44	1,783,646
2,700,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	4.000	08/01/49	2,376,986
4,005,000		Fairfax County Industrial Development Authority, Virginia,	4.000	05/15/42	3,924,664
		Healthcare Revenue Bonds, Inova Health System, Refunding
		Series 2022
2,500,000		Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2014A	4.000	05/15/44	2,449,242
2,000,000		Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2024	5.000	05/15/51	2,084,169
3,000,000		Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2024	4.125	05/15/54	2,764,863
1,600,000		Front Royal and Warren County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Series 2018	4.000	01/01/50	1,422,524
730,000		Henrico County Economic Development Authority, Virginia, Health Facilities Revenue Bonds, Bon Secours Mercy Health, Series 2025A-VA	5.000	11/01/48	754,520
3,500,000	(b)	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2015A	5.330	07/01/45	3,499,956
5,000,000	(b)	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2017A	5.000	07/01/46	4,943,329
2,310,000		Isle Economic Development Authority, Wight County, Virginia, Health System Revenue Bonds, Riverside Health System Series 2023 - AGM Insured	5.250	07/01/48	2,435,052
3,635,000		Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Refunding Series 2017A	5.000	01/01/47	3,638,981

30

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HEALTH CARE (continued)
$1,575,000		Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Refunding Series 2021	4.000%	01/01/55	$1,345,193
2,500,000		Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Series 2026A	5.500	01/01/51	2,675,835
225,000		Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Series 2026A	5.500	01/01/56	238,952
1,000,000		Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2018B	4.000	11/01/48	915,495
875,000		Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic Obligated Group, Series 2020A	4.000	07/01/36	891,052
5,000,000		Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic Obligated Group, Series 2020A	4.000	07/01/51	4,589,447
1,000,000		Rockingham County Economic Development Authority, Virginia, Health Care Facilities Revenue Bonds, Sentara RMH Medical Center, Refunding Series 2021A	3.000	11/01/46	783,025
1,360,000		Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016	4.000	06/15/37	1,339,010
7,000,000		Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Bon Secours Mercy Health, Inc., Series 2020A	4.000	12/01/49	6,111,321
3,000,000		Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Bon Secours Mercy Health, Inc., Series 2022A	5.000	10/01/42	3,172,309
3,200,000		Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Mary Washington Healthcare, Refunding Series 2025A-1	5.250	06/15/50	3,336,766
1,000,000		Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Mary Washington Healthcare, Refunding Series 2025A-1	5.250	06/15/55	1,034,821
1,150,000		Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2020	4.000	11/01/38	1,159,668
2,000,000		Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2020	4.000	11/01/39	2,009,093

		TOTAL HEALTH CARE			70,818,632

		HOUSING/MULTIFAMILY - 14.5% (8.8% of Total Investments)
1,050,000	(b)	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue Bonds, American Tobacco Apartments, Series 2017	5.550	01/01/37	1,035,747
1,000,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A	3.500	03/01/35	1,000,029
1,000,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A	3.625	03/01/39	993,851
900,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2015C	4.000	08/01/45	877,983
2,750,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2015E	3.750	12/01/40	2,749,971
1,500,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2016B	3.350	05/01/36	1,484,260
1,700,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2017A	3.875	03/01/47	1,557,892
3,000,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2019A	3.800	09/01/44	2,903,106
1,855,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2020E	2.500	07/01/45	1,355,271
1,000,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2022F	5.000	10/01/52	1,015,905
1,000,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2023E	5.250	10/01/63	1,024,003
1,000,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2024A	4.450	09/01/44	1,005,534
1,000,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2025C	5.200	07/01/62	1,026,183

31

Portfolio of Investments May 31, 2026
(continued)
NPV

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HOUSING/MULTIFAMILY (continued)
$7,650,000	(a)	Williamsburg Economic Development Authority, Virginia, Student Housing Revenue Bonds, Provident Group - Williamsburg Properties LLC - William and Mary Project Series 2023A - AGM Insured, (UB)	4.000%	07/01/48	$7,231,352
2,600,000	(a)	Williamsburg Economic Development Authority, Virginia, Student Housing Revenue Bonds, Provident Group - Williamsburg Properties LLC - William and Mary Project Series 2023A - AGM Insured, (UB)	4.125	07/01/58	2,412,482
5,000,000	(a)	Williamsburg Economic Development Authority, Virginia, Student Housing Revenue Bonds, Provident Group - Williamsburg Properties LLC - William and Mary Project Series 2023A - AGM Insured, (UB)	4.375	07/01/63	4,839,742

		TOTAL HOUSING/MULTIFAMILY			32,513,311

		HOUSING/SINGLE FAMILY - 1.3% (0.8% of Total Investments)
1,000,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023C	4.875	07/01/48	1,015,312
670,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023E-5	4.625	07/01/50	661,311
1,200,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023E-I	4.550	10/01/49	1,196,217
		TOTAL HOUSING/SINGLE FAMILY			2,872,840

		LONG-TERM CARE - 11.6% (7.1% of Total Investments)
3,225,000		Albemarle County, Virginia, Residential Care Facility Revenue Bonds Westminster-Canterbury of the Blue Ridge Refunding Series 2022A	4.000	06/01/42	3,210,701
625,000		Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Revenue Bonds, Lucy Corr Village, Series 2026	6.000	07/01/48	638,426
700,000		Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Refunding Series 2020	4.000	10/01/45	642,427
1,000,000		Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2022A	5.000	10/01/52	982,127
1,155,000		James City County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Williamsburg Landing Inc., Refunding Series 2021A	4.000	12/01/40	1,095,894
200,000		James City County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Williamsburg Landing Inc., Series 2024A	6.875	12/01/58	218,265
1,000,000		James City County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, WindsorMeade, Series 2021A	4.000	06/01/47	819,855
1,120,000		Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2022. Forward Delivery	4.000	01/01/42	1,074,870
1,000,000		Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2022. Forward Delivery	4.000	01/01/48	884,956
1,000,000		Norfolk Redevelopment and Housing Authority, Virginia, Fort Norfolk Retirement Community, Inc., Harbor’s Edge Project, Series 2019A	4.375	01/01/39	975,388
1,825,000		Norfolk Redevelopment and Housing Authority, Virginia, Fort Norfolk Retirement Community, Inc., Harbor’s Edge Project, Series 2019A	5.000	01/01/49	1,729,464
2,305,000		Norfolk Redevelopment and Housing Authority, Virginia, Fort Norfolk Retirement Community, Inc., Harbor’s Edge Project, Series 2019A	5.250	01/01/54	2,228,900
2,500,000		Norfolk Redevelopment and Housing Authority, Virginia, Revenue Bonds, Fort Norfolk Retirement Community, Inc. -Harbor’s Edge Project, Refunding Series 2014	5.000	01/01/46	2,450,793

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM CARE (continued)
$670,000		Prince William County Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake Ridge, Refunding Series 2016	5.000%	01/01/37	$671,026
2,000,000		Prince William County Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake Ridge, Refunding Series 2016	5.000	01/01/46	1,913,131
2,920,000		Suffolk Economic Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Inc./ United Church Homes and Services Obligated Group, Refunding Series 2016	5.000	09/01/31	2,920,615
320,000		Virginia Beach Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series 2023A	7.000	09/01/53	351,077
1,000,000		Virginia Beach Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series 2023A	7.000	09/01/59	1,091,672
2,000,000		Virginia Small Business Financing Authority, Virginia, Residential Care Facility Revenue Bonds, Lifespire, Refunding Series 2024A	5.500	12/01/54	2,061,411

		TOTAL LONG-TERM CARE			25,960,998

		TAX OBLIGATION/GENERAL - 4.7% (2.9% of Total Investments)
1,035,000		Newport News, Virginia, General Obligation Bonds, General Improvement Series 2026A	5.000	08/01/42	1,147,449
3,300,000	(d)	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	0.000	07/01/33	2,408,444
4,000,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/33	4,009,388
1,000,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/41	953,091
1,000,000		Richmond, Virginia, General Obligation Bonds, Public Improvement Series 2024C	4.000	03/01/57	938,548
1,000,000		Virginia State, General Obligation Bonds, Series 2022A	5.000	06/01/52	1,036,462

		TOTAL TAX OBLIGATION/GENERAL			10,493,382

		TAX OBLIGATION/LIMITED - 23.9% (14.6% of Total Investments)
1,340,000		Arlington County Industrial Development Authority, Virginia, Revenue Bonds, Refunding County Projects, Series 2017	5.000	02/15/37	1,368,005
1,000,000	(b)	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015	5.400	03/01/45	1,000,895
2,000,000	(b)	Cutalong II Community Development Authority, Louisa County, Virginia, Special Assessment Revenue Bonds, Cutalong II Project, Series 2022	4.500	03/01/55	1,727,161
765,000	(b)	Farms of New Kent Community Development Authority, Virginia, Special Assessment Bonds, Refunding Series 2021A	3.750	03/01/36	750,888
750,000		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2025G	5.250	01/01/38	819,473
1,000,000		Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A	5.000	12/01/33	1,003,575
2,000,000		Hampton Roads Transportation Accountability Commission, Virginia, Revenue Bonds, Hampton Roads Transportation Fund, Senior Lien Series 2020A	5.000	07/01/45	2,099,195
3,000,000		Hampton Roads Transportation Accountability Commission, Virginia, Revenue Bonds, Hampton Roads Transportation Fund, Senior Lien Series 2022A	4.000	07/01/57	2,729,319
1,440,000		Hampton Roads Transportation Accountability Commission, Virginia, Revenue Bonds, Hampton Roads Transportation Fund, Senior Lien Series 2024A	5.250	07/01/59	1,511,990
975,000	(b)	Industrial Development Authority of the City of Alexandria, Virginia, Tourism Development Financing Program Revenue Bonds (699 Prince Street Hotel Project) Senior Series 2022A-1 (Tax-Exempt) and Senior Series 2022B-1	7.750	09/01/44	985,836
850,000	(b)	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015	5.000	03/01/35	850,252
2,990,000	(b)	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015	5.000	03/01/45	2,989,871

33

Portfolio of Investments May 31, 2026
(continued)
NPV

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TAX OBLIGATION/LIMITED (continued)
$440,000		Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds, Series 2022A	5.000%	10/01/32	$468,888
240,000	(b)	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018	4.500	09/01/28	241,788
3,000,000	(b)	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018	5.000	09/01/45	3,005,888
2,500,000	(b)	Powhatan County Economic Development Authority, Virginia, Grant Revenue Bonds, Chesterfield Hotel Project, Senior Series 2025A	6.125	09/01/60	2,531,450
69,000	(d)	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/27	66,708
94,000	(d)	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/29	85,275
219,000	(d)	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/31	184,330
136,000	(d)	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/33	105,913
2,550,000	(d)	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/51	684,870
8,836,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	5.000	07/01/58	8,731,683
1,550,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.329	07/01/40	1,545,605
150,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.536	07/01/53	139,980
62,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.784	07/01/58	59,728
2,240,000	(b)	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A - AGM Insured	5.000	10/01/34	2,260,804
2,000,000	(b)	Virgin Islands Public Finance Authority, Revenue Bonds, Frenchman’s Reef Hotel Development Hotel Occupancy Series 2024A	6.000	04/01/53	2,024,139
830,000		Virginia Gateway Community Development Authority, Prince William County, Virginia, Special Assessment Refunding Bonds, Series 2012	5.000	03/01/30	831,092
35,000		Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A	5.000	11/01/42	35,030
110,000	(b)	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A	8.375	04/01/41	110,823
1,005,000		Virginia Small Business Financing Authority, Tourism Development Financing Program Revenue Bonds, Virginia 921 Meyer Hotel Project, Senior Series 2026A-1	7.000	12/01/49	1,009,860
295,000	(b)	Virginia Small Business Financing Authority, Tourism Development Financing Program Revenue Bonds, Virginia Beach Oceanfront South Hotel Project, Senior Series 2020A-1	8.000	10/01/43	295,843
1,000,000		Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2018	4.000	05/15/38	1,005,361
2,000,000		Washington Metropolitan Area Transit Authority, Dedicated Revenue Bonds, Second Lien Series 2025A	5.250	07/15/50	2,130,665
1,000,000		Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue Bonds, Second Lien Series 2025A	5.000	07/15/60	1,027,626
5,970,000		Washington Metropolitan Area Transit Authority, Second Lien Dedicated Revenue Bonds, Sustainability- Climate Transition, Series 2024A	5.250	07/15/59	6,232,411
920,000		Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding Series 2016	5.000	12/01/36	926,501

		TOTAL TAX OBLIGATION/LIMITED			53,578,721

34

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TRANSPORTATION - 48.3% (29.5% of Total Investments)
$375,000		Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2016A	4.000%	07/01/34	$375,128
400,000		Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2016A	4.000	07/01/35	400,106
250,000		Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2016A	4.000	07/01/38	250,028
5,320,000		Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016 - AGM Insured	5.000	07/01/41	5,323,739
5,905,000		Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016	5.000	07/01/46	5,905,238
2,000,000		Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B	4.750	07/15/32	2,067,409
4,225,000		Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B	4.875	07/15/40	4,320,434
1,000,000		Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B - AGM Insured	4.875	07/15/40	1,026,908
1,945,000		Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Refunding Series 2024 - AGM Insured	4.000	07/15/47	1,896,724
4,500,000		Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B	4.000	10/01/44	4,255,796
3,335,000		Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B	4.000	10/01/53	2,924,805
4,000,000	(d)	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B - AGC Insured	0.000	10/01/26	3,960,056
11,825,000	(d)	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B - AGC Insured	0.000	10/01/34	8,733,158
1,135,000	(d)	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B - AGC Insured	0.000	10/01/36	764,248
5,010,000	(d)	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B - AGC Insured	0.000	10/01/39	2,919,447
6,700,000		Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B	6.500	10/01/44	7,083,685
7,300,000		Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2016A, (AMT)	5.000	10/01/35	7,336,750
2,000,000		Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A, (AMT)	5.000	10/01/31	2,083,680
3,290,000	(a)	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A, (AMT)	5.000	10/01/36	3,390,982
2,000,000		Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A, (AMT)	5.000	10/01/38	2,054,338
1,000,000		Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2019A, (AMT)	5.000	10/01/30	1,061,855
4,000,000		Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2019A, (AMT)	5.000	10/01/40	4,134,153
1,150,000		Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2023A, (AMT)	5.250	10/01/48	1,190,635
35,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000	08/01/26	35,022
595,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000	08/01/31	594,985
1,585,000		Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series 2019	5.000	07/01/38	1,654,703

35

Portfolio of Investments May 31, 2026
(continued)
NPV

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	TRANSPORTATION (continued)
$625,000	Norfolk Airport Authority, Virginia, Senior Customer Facility Charge Revenue Bonds, Consolidated Rental Car Facility, Series 2026B - BAM Insured, (AMT)	5.500%	07/01/56	$658,362
9,035,000	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, (AMT)	5.000	12/31/49	8,971,825
805,000	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, (AMT)	5.000	12/31/52	794,022
500,000	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, (AMT)	5.000	12/31/56	488,895
1,325,000	Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC Project, Refunding Senior Lien Series 2022, (AMT)	5.000	07/01/33	1,420,084
1,395,000	Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC Project, Refunding Senior Lien Series 2022, (AMT)	5.000	07/01/34	1,480,578
530,000	Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC Project, Refunding Senior Lien Series 2022, (AMT)	5.000	07/01/38	554,854
3,120,000	Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC Project, Refunding Senior Lien Series 2022, (AMT)	4.000	07/01/39	3,068,647
1,500,000	Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC Project, Refunding Senior Lien Series 2022, (AMT)	4.000	01/01/42	1,438,123
4,340,000	Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC Project, Refunding Senior Lien Series 2022, (AMT)	5.000	12/31/47	4,393,169
1,750,000	Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC Project, Refunding Senior Lien Series 2022, (AMT)	5.000	12/31/52	1,738,743
2,500,000	Virginia Small Business Financing Authority, Revenue Bonds, Elizabeth River Crossing OPCO, LLC Project, Refunding Senior Lien Series 2022, (AMT)	4.000	01/01/39	2,432,753
5,000,000	Virginia Small Business Financing Authority, Revenue Bonds, Elizabeth River Crossing OPCO, LLC Project, Refunding Senior Lien Series 2022, (AMT)	3.000	01/01/41	4,115,081
1,000,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018	5.000	07/01/43	1,014,309

	TOTAL TRANSPORTATION			108,313,457

	U.S. GUARANTEED — 5.2% (e)(3.2% of Total Investments)
1,000,000	Fairfax County Economic Development Authority, Virginia, County Facilities Revenue Bonds, Refunding Series 2017B, (Pre-refunded 10/01/27)	5.000	10/01/33	1,032,140
1,415,000	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Subordinate Series 2018A, (Pre-refunded 10/01/27)	5.000	10/01/40	1,461,610
1,010,000	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Subordinate Series 2018A, (Pre-refunded 10/01/27)	5.000	10/01/42	1,043,270
1,000,000	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Subordinate Series 2018A, (Pre-refunded 10/01/27)	5.000	10/01/43	1,032,940
1,000,000	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads Transportation Fund Revenue Bonds, Senior Lien Series 2018A, (Pre-refunded 1/01/28)	5.500	07/01/57	1,045,903
3,000,000	Virginia Port Authority, Port Facilities Revenue Bonds, Refunding Series 2016B, (Pre-refunded 7/01/26), (AMT)	5.000	07/01/41	3,004,618
3,000,000	Virginia Port Authority, Port Facilities Revenue Bonds, Refunding Series 2016B, (Pre-refunded 7/01/26), (AMT)	5.000	07/01/45	3,004,618
	TOTAL U.S. GUARANTEED			11,625,099

36

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UTILITIES - 4.6% (2.8% of Total Investments)
$4,300,000	(c)	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, (Mandatory Put 7/01/33)	4.750%	01/01/35	$4,503,715
1,675,000		Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016	5.000	01/01/46	1,675,522
2,000,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/47	2,006,712
725,000		Richmond, Virginia, Public Utility Revenue Bonds, Refunding Series 2023C	5.000	01/15/47	767,339
1,500,000	(b),(c)	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2018, (AMT), (Mandatory Put 7/01/38)	5.000	01/01/48	1,461,881

		TOTAL UTILITIES			10,415,169

		TOTAL MUNICIPAL BONDS (Cost $366,953,985)			367,228,270

		TOTAL LONG-TERM INVESTMENTS (Cost $366,953,985)			367,228,270

		FLOATING RATE OBLIGATIONS - (8.5)%			(18,950,000)

		VRDP SHARES, NET - (57.0)% (f)			(127,739,279)

		OTHER ASSETS & LIABILITIES, NET - 1.7%			3,610,875

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$224,149,866

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

AMT	Alternative Minimum Tax
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

(a)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $36,858,818 or 10.0% of Total Investments.

(c)
Floating or variable rate security includes the reference rate and spread, when applicable. For mortgage-backed or asset-backed securities the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

(d)
Zero coupon bond: Security does not pay a regular interest coupon to its holders during the life of the obligation or for an initial period after the issuance of the obligation. Income to the holder of the bond is earned from accretion of discount, the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity.

(e)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(f)	VRDP Shares, Net as a percentage of Total Investments is 34.8%.

37

Statement of Assets and Liabilities

May 31, 2026	NMT	NMS	NPV
ASSETS
Long-term investments, at value †	$187,053,177	$124,115,164	$367,228,270
Cash	–	357,129	–
Receivables:
Interest	2,962,715	1,725,825	5,501,225
Investments sold	70,000	145,000	1,000,139
Deferred offering costs	5,929	914	43,689
Other	13,859	6,682	24,023

Total assets	190,105,680	126,350,714	373,797,346
LIABILITIES
Cash overdraft	915,946	–	1,232,868
Floating rate obligations	–	–	18,950,000
AMTP Shares, Net*	–	49,787,698	–
VRDP Shares, Net***	73,797,565	–	127,739,279
Payables:
Management fees	95,740	64,355	185,453
Dividends	630,624	405,998	1,214,414
Interest	39	108	179,193
Accrued expenses:
Custodian fees	33,135	30,328	54,489
Investor relations fees	1,485	203	96
Trustees fees	5,506	3,596	22,147
Professional fees	27,697	27,045	27,021
Shareholder reporting expenses	5,588	2,182	5,822
Shareholder servicing agent fees	873	3,933	1,613
Other	1,777	834	35,085
Total liabilities	75,515,975	50,326,280	149,647,480
Commitments and contingencies (1)
Net assets applicable to common shares	$114,589,705	$76,024,434	$224,149,866

Common shares outstanding	10,252,893	6,409,661	19,562,720
Net asset value (“NAV”) per common share outstanding	$11.18	$11.86	$11.46
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$102,529	$64,097	$195,627
Paid-in capital	131,318,165	83,069,159	254,615,088
Total distributable earnings (loss)	(16,830,989)	(7,108,822)	(30,660,849)
Net assets applicable to common shares	$114,589,705	$76,024,434	$224,149,866
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited
† Long-term investments, cost	$187,123,355	$124,796,911	$366,953,985
* AMTP Shares, unamortized net deferred offering costs	$–	$12,302	$–
*** VRDP Shares, unamortized net deferred offering costs	$202,435	$–	$260,721

(1)	As disclosed in Notes to Financial Statements.

See Notes to Financial Statements.

Statement of Operations

Year Ended May 31, 2026	NMT	NMS	NPV

INVESTMENT INCOME
Interest	$7,873,324	$5,505,812	$16,528,426
Total investment income	7,873,324	5,505,812	16,528,426

EXPENSES
Management fees	1,106,698	744,190	2,162,451
Shareholder servicing agent fees	3,325	15,547	6,597
Interest expense and amortization of offering costs*	2,491,454	1,748,073	5,221,090
Trustees fees	8,970	5,973	17,055
Custodian expenses, net	23,495	21,628	38,328
Excise tax liability expense	–	528	408
Investor relations expenses	18,658	13,989	37,829
Professional fees	48,751	53,013	89,349
Shareholder reporting expenses	18,685	16,467	26,054
Stock exchange listing fees	8,601	8,253	7,671
Other	63,036	49,026	98,595

Total expenses	3,791,673	2,676,687	7,705,427

Net investment income (loss)	4,081,651	2,829,125	8,822,999

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments	(583,807)	(40,490)	(433,244)
Net realized gain (loss)	(583,807)	(40,490)	(433,244)

Change in unrealized appreciation (depreciation) on:
Investments	6,243,592	4,353,262	13,434,466
Net change in unrealized appreciation (depreciation)	6,243,592	4,353,262	13,434,466

Net realized and unrealized gain (loss)	5,659,785	4,312,772	13,001,222

Net increase (decrease) in net assets applicable to common shares from operations	$9,741,436	$7,141,897	$21,824,221

*SUPPLEMENTAL INFORMATION FOR DEBT TRANSACTIONS	NMT	NMS	NPV
Aggregate amount of debt outstanding	$74,000,000	$49,800,000	$146,950,000
Aggregate average interest rate	3.34%	3.50%	3.47%

See Notes to Financial Statements.

Statement of Changes in Net Assets

	NMT		NMS

	Year Ended 5/31/26	Year Ended 5/31/25	Year Ended 5/31/26	Year Ended 5/31/25
OPERATIONS
Net investment income (loss)	$4,081,651	$3,338,071	$2,829,125	$2,399,252
Net realized gain (loss)	(583,807)	(1,057,860)	(40,490)	(557,758)
Net change in unrealized appreciation (depreciation)	6,243,592	(4,321,306)	4,353,262	(2,096,118)

Net increase (decrease) in net assets applicable to common shares from operations	9,741,436	(2,041,095)	7,141,897	(254,624)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(4,061,989)	(3,597,042)	(2,802,988)	(2,528,385)
Return of Capital	(3,722,172)	(4,348,310)	(2,266,623)	(2,629,781)

Total distributions	(7,784,161)	(7,945,352)	(5,069,611)	(5,158,166)

CAPITAL SHARE TRANSACTIONS

Common shares:

Proceeds from shelf offering, net of offering costs	10,195,732	–	3,995,988	3,099,266
Reinvestments of distributions	256,945	64,076	117,957	158,548

Net increase (decrease) applicable to common shares from capital share transactions	10,452,677	64,076	4,113,945	3,257,814
Net increase (decrease) in net assets applicable to common shares	12,409,952	(9,922,371)	6,186,231	(2,154,976)
Net assets applicable to common shares at the beginning of period	102,179,753	112,102,124	69,838,203	71,993,179

Net assets applicable to common shares at the end of period	$114,589,705	$102,179,753	$76,024,434	$69,838,203

See Notes to Financial Statements.

	NPV

	Year Ended 5/31/26	Year Ended 5/31/25
OPERATIONS
Net investment income (loss)	$8,822,999	$7,625,723
Net realized gain (loss)	(433,244)	(1,374,674)
Net change in unrealized appreciation (depreciation)	13,434,466	(10,078,054)
Net increase (decrease) in net assets applicable to common shares from operations	21,824,221	(3,827,005)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(8,589,878)	(7,983,259)
Return of Capital	(6,687,430)	(7,650,746)

Total distributions	(15,277,308)	(15,634,005)

CAPITAL SHARE TRANSACTIONS
Common shares:

Proceeds from shelf offering, net of offering costs	12,088,107	6,356,177
Reinvestments of distributions	251,801	333,416

Net increase (decrease) applicable to common shares from capital share transactions	12,339,908	6,689,593
Net increase (decrease) in net assets applicable to common shares	18,886,821	(12,771,417)
Net assets applicable to common shares at the beginning of period	205,263,045	218,034,462

Net assets applicable to common shares at the end of period	$224,149,866	$205,263,045

Statement of Cash Flows

Year Ended May 31, 2026	NMT	NMS	NPV

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$9,741,436	$7,141,897	$21,824,221
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(24,258,683)	(9,267,774)	(36,169,463)
Proceeds from sale and maturities of investments	17,455,414	7,604,490	29,879,134
Amortization (Accretion) of premiums and discounts, net	853,571	248,604	(135,500)
Amortization of deferred offering costs	132,870	76,245	102,825
(Increase) Decrease in:
Receivable for interest	(269,400)	(61,854)	(177,815)
Receivable for investments sold	(70,000)	(95,000)	(552,952)
Other assets	(1,330)	3,609	4,174
Increase (Decrease) in:
Payable for interest	(1)	82	(33,760)
Payable for investments purchased - when-issued/delayed-delivery settlement	(2,106,580)	–	(1,021,440)
Payable for management fees	4,837	2,488	6,430
Accrued custodian fees	19,656	18,099	32,022
Accrued investor relations fees	(1,367)	(1,905)	(5,717)
Accrued Trustees fees	1,570	1,024	4,157
Accrued professional fees	26,272	25,609	25,647
Accrued shareholder reporting expenses	(234)	(266)	1,053
Accrued shareholder servicing agent fees	484	1,421	748
Accrued other expenses	1,203	834	35,085
Net realized (gain) loss from investments	583,807	40,490	433,244
Net change in unrealized (appreciation) depreciation of investments	(6,243,592)	(4,353,262)	(13,434,466)
Net cash provided by (used in) operating activities	(4,130,067)	1,384,831	817,627
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	1,042,291	1,192,667	865,796
(Repayments) of borrowings	(1,042,291)	(1,192,667)	(865,796)
(Payments for) deferred offering costs	(129,050)	(790)	(29,573)
Increase (Decrease) in:
Cash overdraft	915,946	(57,068)	1,232,868
Cash distributions paid to common shareholders	(7,533,086)	(4,965,832)	(15,079,400)
Proceeds from shelf offering, net of offering costs	10,195,732	3,995,988	12,102,533
Net cash provided by (used in) financing activities	3,449,542	(1,027,702)	(1,773,572)
Net increase (decrease) in cash	(680,525)	357,129	(955,945)
Cash at the beginning of period	680,525	–	955,945

Cash at the end of period	$–	$357,129	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION	NMT	NMS	NPV

Cash paid for interest	$2,473,450	$1,742,119	$5,235,824

Non-cash financing activities not included herein consists of reinvestments of common share distributions	256,945	117,957	251,801

See Notes to Financial Statements.

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Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations				Less Distributions to Common Shareholders				Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Shelf Offering Costs	Net Asset Value, End of Period	Share Price, End of Period
NMT
5/31/26	$10.95	$0.41	$0.62	$1.03	$(0.41)	$–	$(0.38)	$(0.79)	$(0.01)	$11.18	$12.76
5/31/25	12.02	0.36	(0.58)	(0.22)	(0.38)	–	(0.47)	(0.85)	–	10.95	12.09
5/31/24	12.12	0.31	(0.03)	0.28	(0.34)	–	(0.04)	(0.38)	–	12.02	10.58
5/31/23	12.91	0.37	(0.77)	(0.40)	(0.39)	–	–	(0.39)	–	12.12	10.29
5/31/22	15.36	0.51	(2.43)	(1.92)	(0.53)	–	–	(0.53)	–	12.91	12.20
NMS
5/31/26	11.53	0.46	0.70	1.16	(0.45)	–	(0.37)	(0.82)	(0.01)	11.86	12.23
5/31/25	12.44	0.41	(0.44)	(0.03)	(0.43)	–	(0.45)	(0.88)	–	11.53	11.38
5/31/24	12.62	0.40	(0.09)	0.31	(0.43)	–	(0.06)	(0.49)	–	12.44	10.80
5/31/23	13.65	0.48	(1.00)	(0.52)	(0.51)	–	–	(0.51)	–	12.62	11.04
5/31/22	15.62	0.64	(1.98)	(1.34)	(0.63)	–	–	(0.63)	–	13.65	15.45

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation.

Total returns are not annualized. Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

See Notes to Financial Statements.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value (b)	Based on Share Price (b)	Net Assets, End of Period (000)	Expenses (c)	Net Investment Income (Loss) (c)	Portfolio Turnover Rate

9.58%	13.08%	$114,590	3.45%	3.72%	10%
(2.15)	23.00	102,180	3.85	3.01	18
2.33	6.63	112,102	4.04	2.58	22
(3.07)	(12.60)	113,060	3.19	3.02	24
(12.84)	(15.12)	120,394	1.60	3.45	18

10.24	15.19	76,024	3.66	3.88	6
(0.51)	13.22	69,838	4.16	3.30	8
2.56	2.41	71,993	4.30	3.25	29
(3.79)	(25.51)	73,008	3.46	3.74	19
(8.87)	(0.84)	78,984	1.77	4.22	19

(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NMT
5/31/26	2.27%
5/31/25	2.68
5/31/24	2.88
5/31/23	2.03
5/31/22	0.54
NMS
5/31/26	2.39
5/31/25	2.91
5/31/24	3.08
5/31/23	2.22
5/31/22	0.65

Financial Highlights (continued)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations				Less Distributions to Common Shareholders			Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Shelf Offering Costs		Net Asset Value, End of Period	Share Price, End of Period
NPV
5/31/26	$11.12	$0.46	$0.68	$1.14	$(0.45)	$–	$(0.35)	$(0.80)	$–	(d)	$11.46	$11.49
5/31/25	12.16	0.42	(0.60)	(0.18)	(0.44)	–	(0.42)	(0.86)	–		11.12	11.14
5/31/24	12.23	0.37	0.01	0.38	(0.40)	–	(0.05)	(0.45)	–		12.16	10.54
5/31/23	13.25	0.45	(0.97)	(0.52)	(0.50)	–	–	(0.50)	–		12.23	10.86
5/31/22	15.48	0.59	(2.24)	(1.65)	(0.58)	–	–	(0.58)	–		13.25	12.77

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation.

Total returns are not annualized. Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value (b)	Based on Share Price (b)	Net Assets, End of Period (000)	Expenses (c)	Net Investment Income (Loss) (c)	Portfolio Turnover Rate

10.54%	10.70%	$224,150	3.54%	4.06%	8%
(1.82)	13.60	205,263	3.90	3.47	11
3.18	1.30	218,034	4.16	3.07	13
(3.94)	(11.31)	219,131	3.28	3.64	29
(10.89)	(17.67)	237,483	1.64	3.97	18

(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NPV
5/31/26	2.40%
5/31/25	2.78
5/31/24	3.05
5/31/23	2.16
5/31/22	0.63

(d)	Value rounded to zero.

See Notes to Financial Statements

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	AMTP Shares		VMTP Shares		VRDP Shares
	Aggregate Amount Outstanding (000) (a)	Asset Coverage Per $100,000 (b)	Aggregate Amount Outstanding (000) (a)	Asset Coverage Per $100,000 (b)	Aggregate Amount Outstanding (000) (a)	Asset Coverage Per $100,000 (b)
NMT
5/31/26	$–	$–	$–	$–	$74,000	$254,851
5/31/25	–	–	–	–	74,000	238,081
5/31/24	–	–	–	–	74,000	251,489
5/31/23	–	–	–	–	74,000	252,784
5/31/22	–	–	–	–	74,000	262,694
NMS
5/31/26	49,800	252,660	–	–	–	–
5/31/25	49,800	240,237	–	–	–	–
5/31/24	49,800	244,565	–	–	–	–
5/31/23	49,800	246,603	–	–	–	–
5/31/22	52,800	249,590	–	–	–	–
NPV
5/31/26	–	–	–	–	128,000	275,117
5/31/25	–	–	–	–	128,000	260,362
5/31/24	–	–	–	–	128,000	270,339
5/31/23	–	–	–	–	128,000	271,196
5/31/22	–	–	–	–	128,000	285,533

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(b)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate of the involuntary liquidation preference of the outstanding preferred shares and multiplying the result by 100,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings (excluding temporary borrowings) of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

Notes to Financial Statements

1.	General Information
Fund Information:
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Massachusetts Quality Municipal Income Fund (NMT)

•	Nuveen Minnesota Quality Municipal Income Fund (NMS)

•	Nuveen Virginia Quality Municipal Income Fund (NPV)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as closed-end
management investment companies. NMT and NPV were organized as Massachusetts business trusts on January 12, 1993. NMS was organized as a Massachusetts business trust on April 28, 2014.
Current Fiscal Period
: The end of the reporting period for the Funds is May 31, 2026, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2026 (the “current fiscal period”).
Investment Adviser and
Sub-Adviser:
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory
agreements with Nuveen Asset Management, LLC (the
“Sub-Adviser”),
a subsidiary of the Adviser, under which the
Sub-Adviser
manages the investment portfolio of the Funds.
NMS and NPV – Fund Mergers:
On April 29, 2026, the Funds’ Board of Trustees (the “Board”) approved the merger of NMS and NPV into Nuveen Municipal Credit Income Fund (NZF). Each merger is pending shareholder approval and is subject to other closing conditions.

2.	Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation:
The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Custodian Fee Credit:
As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current fiscal period, the custodian fee credit earned by each Fund was as follows:

Fund	Gross Custodian Fee Credits

NMT	$–

NMS	–

NPV	–
Distributions to Common Shareholders:
Distributions to common shareholders are recorded on the
ex-dividend
date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
The Funds’ distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than

Notes to Financial Statements
(contiuned)

its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.
Indemnifications:
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income:
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind
(“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend
date.
Netting Agreements:
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the current fiscal period, if any, are further described later in these Notes to Financial Statements.
Segment Reporting:
Each Fund represents a single operating segment. The officers of the Funds act as the chief operating decision maker (“CODM”), as defined in U.S. GAAP. The CODM monitors the operating results of each Fund as a whole and is responsible for each Fund’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.
New Accounting Pronouncement (ASU No.
 2023-09)
: In December 2023, the FASB issued Accounting Standard Update (“ASU”)
No. 2023-09,
Income Taxes (Topic 740) Improvements to Income tax disclosures (“ASU
2023-09”).
The primary purpose of the amendments within ASU
2023-09
is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU
2023-09
are effective for annual periods beginning after December 15, 2024. During the current fiscal period, the Funds adopted the new guidance. See Note 7 for more income tax information.
New Accounting Pronouncement (ASU No.
 2025-11)
: In December 2025, the FASB issued ASU
No. 2025-11,
Interim Reporting (Topic 270) Narrow Scope Improvements (“ASU
2025-11”).
The amendments in ASU
2025-11
provide a comprehensive list of interim disclosures that are required by U.S. GAAP. ASU
2025-11
also includes a disclosure principle that requires entities to disclose events since the end of the last annual reporting period that have a material impact on the entity. The amendments in ASU
2025-11
are effective for interim reporting periods within annual reporting periods beginning after December 15, 2027. Early adoption is permitted for all entities. Management is currently evaluating the implications of these changes on the financial statements.

3.	Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
The fair values of liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and are further described later in these Notes to Financial Statements.
The fair values of liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and are further described later in these Notes to Financial Statements.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments, and the fair value of certain other assets and liabilities, when applicable, as of the end of the current fiscal period, based on the inputs used to value them:

NMT	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$–	$187,053,177	$–	$187,053,177

	$–	$187,053,177	$–	$187,053,177

Liabilities at Fair Value:
VRDP Shares, Net	$–	$73,797,565	$–	$73,797,565

	$–	$73,797,565	$–	$73,797,565

NMS	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$–	$124,115,164	$–	$124,115,164

	$–	$124,115,164	$–	$124,115,164

Liabilities at Fair Value:
AMTP Shares, Net	$–	$49,787,698	$–	$49,787,698

	$–	$49,787,698	$–	$49,787,698

NPV	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$–	$367,228,270	$–	$367,228,270

	$–	$367,228,270	$–	$367,228,270

Liabilities at Fair Value:
Floating Rate Obligations	$–	$18,950,000	$–	$18,950,000
VRDP Shares, Net	$–	$127,739,279	$–	$127,739,279

	$–	$146,689,279	$–	$146,689,279

4.	Portfolio Securities
Inverse Floating Rate Securities:
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt
interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity
Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse

Notes to Financial Statements
(continued)

Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the fiscal period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the fiscal period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Floating Rate Obligations: Self- Deposited Inverse Floaters	Floating Rate Obligations: Externally-Deposited Inverse Floaters	Total

NMT	$–	$–	$–

NMS	–	–	–

NPV	18,950,000	–	18,950,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, the average annual interest rates and fees related to self-deposited Inverse Floaters, and the Interest Rate as of the end of the period were as follows:

Fund	Average Floating Rate Obligations Outstanding	Average Annual Interest Rate And Fees	Interest Rate as of End of Period

NMT	$–	–%	–%

NMS	–	–	–

NPV	18,950,000	3.00	1.57

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of

Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the fiscal period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows (sometimes referred to as “shortfall payments”). Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, the Funds’ maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Maximum Exposure to Recourse Trusts: Self-Deposited Inverse Floaters	Maximum Exposure to Recourse Trusts: Externally-Deposited Inverse Floaters	Total

NMT	$–	$–	$–

NMS	–	–	–

NPV	18,950,000	–	18,950,000

Purchases and sales:
Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	Non-U.S. Government Sales and Maturities

NMT	$24,258,683	$17,455,414

NMS	9,267,774	7,604,490

NPV	36,169,463	29,879,134

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the current fiscal period, such amounts are recognized on the Statement of Assets and Liabilities.

5.	Derivative Investments
Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Market and Counterparty Credit Risk:
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Notes to Financial Statements
(continued)

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined
threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined
threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined
threshold amount.

6.	Fund Shares
Common Shares Equity Shelf Programs and Offering Costs:
The following Funds have filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the current and prior fiscal period.
Under this Shelf Offering, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	NMT			NMS			NPV
	Year Ended 5/31/26		Year Ended 5/31/25	Year Ended 5/31/26	Year Ended 5/31/25		Year Ended 5/31/26	Year Ended 5/31/25
Maximum aggregate offering	900,000	*	–	600,000	600,000	**	1,800,000	1,800,000	**
Common shares sold	900,000		–	340,669	259,331		1,078,800	509,702
Offering proceeds, net of offering costs	$10,195,732		$–	$3,995,988	$3,099,266		$12,088,107	$6,356,177

*	For the period June 24, 2025 through May 31, 2026.
**	Represents additional authorized common shares for the period November 22, 2024 through May 31, 2025.
Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions:
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NMT		NMS		NPV
	Year Ended 5/31/26	Year Ended 5/31/25	Year Ended 5/31/26	Year Ended 5/31/25	Year Ended 5/31/26	Year Ended 5/31/25
Common Shares:
Sold through shelf offering	900,000	–	340,669	259,331	1,078,800	509,702
Issued to shareholders due to reinvestment of distributions	22,713	5,564	9,889	12,714	22,366	27,153
Total	922,713	5,564	350,558	272,045	1,101,166	536,855
Weighted average common share:
Premium to NAV per shelf offering common share sold	4.16%	–%	0.65%	1.28%	1.01%	4.85%
Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares:
NMS has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of the Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Liquidation Preference, net of deferred offering costs

NMS	2028	498	$49,800,000	$49,787,698

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time
the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

Fund	Notice Period	Series	Term Redemption Date	Premium Expiration Date

NMS	180-day	2028	December 1, 2028*	November 30, 2019
* Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding, annualized dividend rate and dividend rate as of end of period for the Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of AMTP Shares Outstanding	Annualized Dividend Rate	Dividend Rate as of End of Period

NMS	$49,800,000	3.50%	2.62%
AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “AMTP Shares, Net” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “AMTP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
Variable Rate Demand Preferred Shares:
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Funds’ VRDP Shares outstanding were as follows:

Fund	Series	Shares Outstanding	Remarketing Fees*		Liquidation Preference	Liquidation Preference, net of deferred offering costs	Special Rate Period Expiration		Maturity

NMT	1	740	N/A	**	$74,000,000	$73,797,565	March 1, 2047	***	March 1, 2047

NPV	1	1,280	N/A	**	$128,000,000	$127,739,279	July 14, 2027		August 3, 2043

*	Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
**	Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.
***	Subject to earlier termination by either the Fund or the holder.

Notes to Financial Statements
(continued)

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
Each Fund’s Series 1 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by designated liquidity provider, or the Board may approve a subsequent special rate period. The fair value of Special Rate VRDP Shares is expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market.
During the current reporting period, the Adviser has determined that the fair value of the shares approximated their liquidation preference.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding, annualized dividend rate and dividend rate as of the end of period for each Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of VRDP Shares Outstanding	Annualized Dividend Rate	Dividend Rate as of End of Period
NMT	$74,000,000	3.34%	2.47%
NPV	128,000,000	3.62	3.01
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “VRDP Shares, Net” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as a component of “VRDP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions:
There were no transactions in preferred shares during the Funds’ current and prior fiscal period.

7.	Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt
status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to nondeductible expenses, taxable market discount, and taxes paid. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

NMT	$187,084,108	$1,997,744	$ (2,028,675)	$(30,931)

NMS	124,593,924	1,558,463	(2,037,223)	(478,760)

NPV	347,612,038	9,233,600	(8,567,368)	666,232
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front
fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund		Undistributed Tax-Exempt Income1	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
NMT	$	—	$—	$—	$(30,931)	$(16,143,873)$	—	$(656,185)$	(16,830,989)
NMS		—	6,702	—	(478,760)	(6,210,522)	—	(426,242)	(7,108,822)
NPV		—	3,015	—	666,232	(30,059,650)	—	(1,270,446)	(30,660,849)
1 Undistributed
tax-exempt
income (on a tax basis) has not been reduced for the dividend declared on May 1, 2026 and paid on June 1, 2026.
The tax character of distributions paid was as follows:

	5/31/26				5/31/25
Fund	Tax-Exempt Income1	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital
NMT	$4,061,989	$—	$—	$3,722,172	$3,597,042	$—	$—	$4,348,310
NMS	$2,783,820	$19,168	$—	$2,266,623	$2,524,925	$3,460	$—	$2,629,781
NPV	$8,579,962	$9,916	$—	$6,687,430	$7,977,779	$5,480	$—	$7,650,746
1 Each Fund designates these amounts paid during the period as Exempt Interest Dividends.
As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NMT	$5,284,158	$10,859,715	$16,143,873
NMS	2,166,772	4,043,750	6,210,522
NPV	11,778,697	18,280,953	30,059,650

8.	Management Fees and Other Transactions with Affiliates
Management Fees:
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The
Sub-Adviser
is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Notes to Financial Statements
(continued)

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350
For the next $200 billion	0.1325
For eligible assets over $400 billion	0.1300

*
The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end
funds and Nuveen branded
open-end
funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end
funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds,
Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end
fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end
funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of the end of the reporting period, the annual fund-level fee and complex-level fee for each Fund was as follows:

Fund	Fund-Level Fee	Complex-Level Fee	Total Management Fee
NMT	0.4500%	0.1545%	0.6045%
NMS	0.4500	0.1545	0.6045
NPV	0.4400	0.1545	0.5945
Other Transactions with Affiliates:
The Funds are permitted to purchase or sell securities from or to certain other funds or accounts managed by the
Sub-Adviser
or by an affiliate of the Adviser (each an, “Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule
17a-7
under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions. During the current fiscal period, the Funds engaged in the following security transactions with affiliated entities:

Fund	Purchases	Sales	Realized Gain (Loss)
NMT	$–	$2,449,165	$(162,031)
NMS	–	1,195,563	22,094
NPV	1,329,285	–	–

9.	Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the current fiscal period, the Funds did not have any unfunded commitments other than those disclosed in the Notes to Financial Statements, when applicable.

From time to time, the Funds may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the current fiscal period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.

10.	Borrowing Arrangements
Line of Credit:
The Funds, along with certain funds managed by the Adviser or by an affiliate of the Adviser (“Participating Funds”), have established a
364-day,
$2.7 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going
leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2026, unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

Fund	Maximum Outstanding Balance

NMT	$767,388

NMS	467,077

NPV	865,796
During the Funds’ utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate
NMT	4	$452,420	5.01%
NMS	9	273,305	5.00
NPV	2	865,796	4.84
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

11.	Inter-Fund Lending Program
Inter-Fund Lending Program:
The SEC has granted an exemptive order permitting registered open-end
and
closed-end
Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end
Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end
funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund

Notes to Financial Statements
(continued)

loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current fiscal period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

12.	Subsequent Events
Line of Credit:
During June 2026, the Participating Funds renewed the standby credit facility through June 2027 and reduced the drawn interest rate to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.10% per annum or (b) the Fed Funds Effective Rate plus 1.10% per annum on amounts borrowed from the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. All other terms remain unchanged.
Shelf Offering:
On June 3, 2026, NMT and NPV filed registration statements with the SEC authorizing each Fund to issue an additional $4,400,000 and $7,243,898 common shares, respectively, through a Shelf Offering.

Shareholder Update

(Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN MASSACHUSETTS QUALITY MUNICIPAL INCOME FUND (NMT)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal and Massachusetts personal income taxes and to enhance portfolio value relative to the Massachusetts municipal bond market by investing in tax-exempt
Massachusetts municipal obligations that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and Massachusetts income taxes.
Under normal circumstances:

•	The Fund will invest at least 80% of its Assets in municipal securities and other related instruments that are investment grade quality.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax (“AMT Bonds”).

•	The Fund may invest up to 15% of its net assets in inverse floating rate securities.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
A security is considered investment grade quality if it is rated within the four highest letter grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rates such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. In accordance with Rule
35d-1
under the Investment Company Act of 1940 (the “1940 Act”), the Fund’s policy to invest at least 80% of its Assets in municipal securities and other related instruments that are investment grade quality may not be changed without 60 days’ prior written notice to shareholders. However, the Fund’s (i) investment objectives and (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and Massachusetts income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by Tender Option Bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Massachusetts income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

Notes to Financial Statements
(continued)

The municipal securities in which the Fund invests are generally issued by the Commonwealth of Massachusetts, a municipality in Massachusetts, or a political subdivision or agency or instrumentality of such Commonwealth or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s sub-adviser
to be reliable), is exempt from regular federal and Massachusetts income taxes. The Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal and Massachusetts income taxes.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest on
pre-refunded
municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded
municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded
municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded
municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are Issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long- term interest rates).
The Fund may also invest in securities of other open- or
closed-end
investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below
C-,
at the time of investment); provided, however, that the Fund’s sub-adviser
may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may source leverage through a number of methods, including through the issuance of “senior securities” as defined under the 1940 Act, which includes the issuance of preferred shares of beneficial interest (“Preferred Shares”) and borrowings, except that the Fund may not issue debt securities. However, the Fund’s issuance of senior securities and use of borrowings (which may include reverse repurchase agreements) is limited by certain fundamental investment restrictions. . In addition, the Fund may use certain derivatives and other financing investments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s
opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt
bond market adversely affect the price at which intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies. Also, during these periods, the Fund may not achieve its investment objectives.

Shareholder Update
(continued)

NUVEEN MINNESOTA QUALITY MUNICIPAL INCOME FUND (NMS)
Investment Objectives
The Fund’s primary investment objective is to seek to provide current income exempt from both regular federal and Minnesota income taxes. The Fund’s secondary investment objective is to enhance portfolio value relative to the Minnesota municipal bond market by investing in Minnesota municipal securities that the Fund’s sub-adviser
believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and Minnesota income taxes.
Under normal circumstances:

•	The Fund will invest at least 80% of its Assets in municipal securities and other related instruments are investment grade quality.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

•
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax (“AMT Bonds”).

•	The Fund may invest up to 15% of its net assets in inverse floating rate securities.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
A security is considered investment grade quality if it is rated within the four highest letter grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rates such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. In accordance with Rule
35d-1
under the Investment Company Act of 1940 (the “1940 Act”), the Fund’s policy to invest at least 80% of its Assets in municipal securities and other related instruments that are investment grade quality may not be changed without 60 days’ prior written notice to shareholders. However, the Fund’s (i) investment objectives and (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and Minnesota income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by Tender Option Bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Minnesota income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The municipal securities in which the Fund invests are generally issued by the State of Minnesota, a municipality of Minnesota, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s sub-adviser
to be reliable), is exempt from regular federal and Minnesota income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Minnesota income taxes.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest on
pre-refunded
municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded
municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded
municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded
municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from

Shareholder Update
(continued)

weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long- term interest rates).
The Fund may also invest in securities of other open- or
closed-end
investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below
C-,
at the time of investment); provided, however, that the Fund’s sub-adviser
may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may source leverage through the use of the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) issuance of debt securities; and (3) issuance of preferred shares of beneficial interest (“Preferred Shares”). In addition, the Fund may use certain derivatives and other financing investments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities and reverse repurchase agreements. The amounts and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s
opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt
bond market adversely affect the price at which intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies. Also, during these periods, the Fund may not achieve its investment objectives.

NUVEEN VIRGINIA QUALITY MUNICIPAL INCOME FUND (NPV)
Investment Objectives
The Fund’s primary investment objective is to provide current income exempt from both regular federal and Virginia income taxes. The Fund’s secondary investment objective is to enhance portfolio value relative to the Virginia municipal bond market by investing in tax-exempt
Virginia municipal securities that the Fund’s investment
sub-adviser,
believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal and Virginia income taxes.
Under normal circumstances:

•	The Fund will invest at least 80% of its Assets in municipal securities and other related instruments that are investment grade quality.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax (“AMT Bonds”).

•	The Fund may invest up to 15% of its net assets in inverse floating rate securities.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
A security is considered investment grade quality if it is rated within the four highest letter grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rates such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. In accordance with Rule
35d-1
under the Investment Company Act of 1940 (the “1940 Act”), the Fund’s policy to invest at least 80% of its Assets in municipal securities and other related instruments that are investment grade quality may not be changed without 60 days’ prior written notice to shareholders. However, the Fund’s (i) investment objectives and (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal and Virginia income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by Tender Option Bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Virginia income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The municipal securities in which the Fund will invest are generally issued by the Commonwealth of Virginia, a municipality in Virginia, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s investment adviser to be reliable), is exempt from both regular federal income taxes and Virginia

Shareholder Update
(continued)

personal income tax, although the interest may be subject to the federal alternative minimum tax. Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest on
pre-refunded
municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded
municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded
municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded
municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).
The Fund may also invest in securities of other open- or
closed-end
investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below
C-,
at the time of investment); provided, however, that the Fund’s sub-adviser
may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may source leverage through a number of methods, including through the issuance of “senior securities” as defined under the 1940 Act, which includes the issuance of preferred shares of beneficial interest (“Preferred Shares”) and borrowings, except that the Fund may not issue debt securities. However, the Fund’s issuance of senior securities and use of borrowings (which may include reverse repurchase agreements) is limited by certain fundamental investment restrictions. In addition, the Fund may use certain derivatives and other financing investments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s
opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt
bond market adversely affect the price at which intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies. Also, during these periods, the Fund may not achieve its investment objectives.

Shareholder Update
(continued)

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	NMT	NMS	NPV

Portfolio Level Risks

Alternative Minimum Tax Risk	X	X	X

Below Investment Grade Risk	X	X	X

Call Risk	X	X	X

Credit Risk	X	X	X

Credit Spread Risk	X	X	X

Defaulted or Distressed Securities Risk	X	X	X

Deflation Risk	X	X	X

Derivatives Risk	X	X	X

Duration Risk	X	X	X

Economic Sector Risk	X	X	X

Financial Futures and Options Transactions Risk	X	X	X

Floating and Variable Rate Securities Risk	X	X	X

Hedging Risk	X	X	X

Income Risk	X	X	X

Inflation Risk	X	X	X

Insurance Risk	X	X	X

Interest Rate Risk	X	X	X

Inverse Floating Rate Securities Risk	X	X	X

Municipal Securities Risk	X	X	X

Municipal Securities Market Liquidity Risk	X	X	X

Municipal Securities Market Risk	X	X	X

Other Investment Companies Risk	X	X	X

Puerto Rico Municipal Securities Market Risk	X	X	X

Reinvestment Risk	X	X	X

Restricted and Illiquid Investments Risk	X	X	X

Special Considerations Related to Single State Concentration Risk	X	X	X

Special Risks Related to Certain Municipal Obligations	X	X	X

Structured Products Risk	X	X	X

Swap Transactions Risk	X	X	X

Tax Risk	X	X	X

Taxability Risk	X	X	X

Tobacco Settlement Bond Risk	X	X	X

Unrated Securities Risk	X	X	X

Valuation Risk	X	X	X

When-Issued and Delayed-Delivery Transactions	X	X	X

Zero Coupon Bonds Risk	X	X	X

Risk	NMT	NMS	NPV

Fund Level and Other Risks

Anti-Takeover Provisions	X	X	X

Counterparty Risk	X	X	X

Cybersecurity Risk	X	X	X

Economic and Political Events Risk	X	X	X

Fund Tax Risk	X	X	X

Global Economic Risk	X	X	X

Investment and Market Risk	X	X	X

Legislation and Regulatory Risk	X	X	X

Leverage Risk	X	X	X

Market Discount from Net Asset Value	X	X	X

Recent Market Conditions	X	X	X

Reverse Repurchase Agreement Risk	X	X	X
Portfolio Level Risks:
Alternative Minimum Tax Risk.
The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Below Investment Grade Risk.
Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk.
The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest
rates, resulting in a decline in the Fund’s income.
Credit Risk.
Issuers of municipal securities in which the Fund may invest may default on their obligations, including to pay principal or interest when due. This non-payment
would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment
and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk.
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Defaulted or Distressed Securities Risk.
Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time the security is acquired, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization
or
liquidation proceeding relating to a portfolio investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk.
The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter
derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund

Shareholder
Update
(continued)

to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.
Duration Risk.
Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk.
The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up
utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk.
The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Floating and Variable Rate Securities Risk.
Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s
ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s
judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Income Risk.
The Fund’s level of current income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.
Insurance Risk.
The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime
mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation
.
Interest Rate Risk.
Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on floating-rate securities.
Inverse Floating Rate Securities Risk.
In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Municipal Securities Risk.
The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser
than funds that invest in stock or other corporate investments.
To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.
Municipal Securities Market Liquidity Risk.
Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk.
The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser
than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Shareholder Update
(continued)

Other Investment Companies Risk.
Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end
funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk.
To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. While most of Puerto Rico’s debt has been restructured, proceedings under PROMESA remain ongoing, and it is unclear at this time how those proceedings will be resolved or what impact they will have on the value of the Fund’s investments in Puerto Rico municipal securities. There can be no assurances that these debt restructuring efforts will be effective or that Puerto Rico will be able to service debt payments following the completion of such debt restructuring. In addition, any restructurings approved by a federal court could be appealed and overturned. The mediation process and certain litigation is ongoing with respect to certain municipal securities issued by Puerto Rico and its political subdivisions, instrumentalities and authorities. It is not presently possible to predict the results of this mediation and litigation, but such outcomes will have a significant impact on bondholders of those municipal securities. Further legislation by the U.S. Congress, or actions by the oversight board established by PROMESA, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by the Fund and could reduce the Fund’s performance.
These challenges and uncertainties have been exacerbated by Hurricanes Irma and Maria and the resulting natural disasters in Puerto Rico since 2017. In September 2017, Hurricanes Irma and Maria struck Puerto Rico, causing major damage across the Commonwealth, including damage to its water, power, and telecommunications infrastructure. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the commonwealth is likely to be in an uncertain economic state. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.
More recently, in late December 2019 and January 2020, a series of earthquakes hit Puerto Rico, including a magnitude 6.4 earthquake, the most powerful earthquake to hit the island in more than a century, causing an estimated $200 million in damage. In addition, in early 2020, as the population of Puerto Rico worked to recover from these natural disasters, the island was significantly impacted by Covid, resulting in the Commonwealth’s authorization of a $787 million relief package to fight the pandemic and its economic impacts. Any reduction in the Commonwealth’s, revenues as a result of the pandemic could have a negative ability on the Commonwealth to meet its debt service obligations, including with respect to debt held by the Fund. Puerto Rico’s political and economic conditions could have a negative impact on the liquidity or value of Puerto Rican municipal securities, and consequently may affect the Fund’s investments and its performance if the Fund invests a significant portion of its assets in Puerto Rican municipal securities.
Reinvestment Risk.
Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Restricted and Illiquid Investments Risk.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Special Considerations Related to Single State Concentration Risk.
Because the Fund primarily invests in municipal securities from a single state, the Fund is more susceptible to political, economic or regulatory factors affecting issuers of single state municipal securities. Information regarding the financial condition of the state is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds for the state.
Additionally, the states are party to numerous legal proceedings, many of which normally occur in governmental operations. The creditworthiness of obligations issued by local issuers of the state may be unrelated to the creditworthiness of obligations issued by the state, and that there is no obligation on the part of the state to make payment on such local obligations in the event of default.
Special Risks Related to Certain Municipal Obligations.
Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of
“non-appropriation”
clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation
or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation,
the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Structured Products Risk.
In addition to the general risks associated with investments in debt securities, holders of structured products bear risks of the underlying investments, index or reference obligation (collectively, the “reference instrument”) and are subject to counterparty, valuation and liquidity risks. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the reference instrument will rise or fall, but prices of the reference instrument (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Structured products may also be less liquid, more volatile and more difficult to price than other types of securities.
Swap Transactions Risk.
Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser
of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/ or the sub-adviser
is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tax Risk.
The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred
accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk.
The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser
will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk.
Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Unrated Securities Risk.
Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Shareholder Update
(continued)

Valuation
Risk
.
Certain securities in which the Fund invests typically are valued by a pricing
service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
When-Issued and Delayed-Delivery Transactions Risk.
When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.
Zero Coupon Bonds Risk.
Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions.
The Declaration of Trust and the Fund’s
by-laws
include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end
status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.
Counterparty Risk.
Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime
mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk.
The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk.
The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Fund Tax Risk.
The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.
Global Economic Risk.
National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and asset prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, instability in various countries, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, debt crises, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress, trade disputes and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser,
rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk.
At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk.
The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
Certain types of leverage may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred securities purchasers, rating agencies that may rate the debt or preferred securities, or reverse repurchase counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. In addition, whenever the Fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accumulated dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market. There is no assurance that the Fund’s use of leverage will be successful.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the
sub-adviser
for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-adviser
to leverage the Fund or increase the Fund’s leverage.
Market Discount from Net Asset Value.
Shares of
closed-end
investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives during periods of market turmoil and as investors’ perceptions regarding closed-end
funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, including the imposition of tariffs, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including

Shareholder Update
(continued)

environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently commencing in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and this conflict has escalated into a greater regional conflict among Israel, Iran, and Hamas and other militant groups. These conflicts have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The ultimate effects of these events, including the United States’ potential involvement in any global conflict(s), along with other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, adverse effects in the supply of certain manufactured goods, substantial adverse price changes for goods and possible failure of individual companies and/or large segments of China’s export industry and U.S. importers, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would are vulnerable to an escalation of trade tensions. Beginning in early 2025, the United States also imposed tariffs on other countries, including Mexico and Canada. The possibility of additional tariffs being imposed or the outbreak of a trade war may adversely impact U.S. and international markets. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline further. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may impact the markets and the Fund’s performance.
The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates, and has signaled an intention to maintain relatively higher interest rates until current inflation levels re-align
with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk.
A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

EFFECTS OF
LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of May 31, 2026 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended May 31, 2026) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

	NMT	NMS	NPV

Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	39.24%	39.58%	39.60%

Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	3.36%	3.51%	3.55%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	1.32%	1.39%	1.41%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(18.63)%	(18.85)%	(18.88)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(10.40)%	(10.57)%	(10.61)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(2.17)%	(2.30)%	(2.33)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	6.06%	5.98%	5.95%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	14.29%	14.25%	14.23%
Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the
value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund
and
invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update
(continued)

DIVIDEND REINVESTMENT PLAN
Nuveen
Closed-End
Funds Automatic Reinvestment Plan
Your Nuveen
Closed-End
Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Additionally, whenever the Fund declares a distribution payable in shares or cash at the option of the shareholders, each Plan participant shall take such distribution entirely in shares and the Plan Agent shall automatically receive such shares, including fractions, for the Plan participant’s account, except in circumstances described in the Plan. Except in such circumstances, the number of additional shares to be credited to each Plan participant’s account shall be determined by dividing the dollar amount of the distribution payable on the shareholder’s shares by the greater of net asset value or 95% of current market price per share on the payable date for such distribution. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.
Fractional Shares
The Plan Agent will confirm your acquisition made for your account as soon as practicable but not later than 60 days after the date thereof. Although you may from time to time have an undivided fractional interest (computed up to six decimal places) in a share (“fractional shares”) of the Fund within the operation of the Plan, and distributions on fractional shares will be credited to your account, no fractional shares will be transferred. In the event of termination of your account under the Plan, the Plan Agent will either (a) continue to hold your Common Shares in book-entry form, or (b) transfer a whole number of Common Shares to an intermediary of your choosing, in either case disbursing to the investor an amount of cash equal to the value of any such fractional shares valued at the then-current market value of the Fund’s Common Shares at the time of termination, less any applicable fees.
The automatic reinvestment of distributions to shareholders does not relieve Plan participants of any federal, state or local taxes which may be payable (or required to be withheld on distributions to shareholders). Plan participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Plan participants should consult with their own tax advisors.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800)
257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; or (iv) a Fund’s charter or by-laws
that would delay or prevent a change of control of the Fund that have not been approved by shareholders
.
CHANGES OCCURRING AFTER THE FISCAL YEAR END
Investment Policies
Effective July 31, 2026, the Board of Trustees (the “Board”) of Nuveen Massachusetts Quality Municipal Income Fund (NMT), Nuveen Minnesota Quality Municipal Income Fund (NMS) and Nuveen Virginia Quality Municipal Income Fund (NPV) approved a change in each Fund’s investment policy effective as of July 31, 2026 as presented below:

Prior Investment Policy	New Investment Policy
Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality.	Under normal circumstances, the Fund will invest at least 80% of its Assets in municipal securities and other related instruments that are investment grade quality.

Shareholder Update
(continued)

ADDITIONAL DISCLOSURES FOR CERTAIN FUNDS AS OF THE FISCAL YEAR ENDED MAY 31, 2026
This annual report includes additional disclosures for certain Funds that have, or intend to have, an effective shelf offering registration statement on file with the Securities and Exchange Commission (SEC) at the time this report was prepared. Refer to Note 6, Fund Shares of the Notes to Financial Statements for further details on the shelf offering program.
NUVEEN MASSACHUSETTS QUALITY MUNICIPAL INCOME FUND (NMT)
NUVEEN MINNESOTA QUALITY MUNICIPAL INCOME FUND (NMS)
NUVEEN VIRGINIA QUALITY MUNICIPAL INCOME FUND (NPV)
SUMMARY OF FUND EXPENSES
The purpose of the tables and the example below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of each Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	NMT	NMS	NPV

Maximum Sales Charge (as a percentage of offering price) (1)	1.00%	1.00%	1.00%

Dividend Reinvestment Plan Fees (2)	$2.50	$2.50	$2.50

(1)
The maximum sales charge for offerings made
at-the-market
is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at-the-market,
the applicable Prospectus Supplement will set forth any other applicable sales load. Additionally, the applicable Prospectus Supplement will set forth the offering expenses (if any) borne by Fund common shareholders.

(2)
You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)	NMT	NMS	NPV

Management Fees	1.01%	1.02%	1.00%

Interest and Other Related Expenses (2)	2.27%	2.39%	2.40%

Other Expenses (3)	0.17%	0.25%	0.14%

Total Annual Expenses	3.45%	3.66%	3.54%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended May 31, 2026.
(2)
Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by the Fund for the fiscal year ended May 31, 2026. The types of leverage used by the Fund during the fiscal year ended May 31, 2026 are described in the Fund Leverage and the Notes to Financial Statements sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage, the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).

(3)
Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

82

Example
The following example illustrates the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The example also assumes a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Example
(At-the-Market
Transaction)
The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years
NMT	$44	$115	$188	$379

NMS	$46	$121	$197	$398
NPV	$45	$117	$192	$387
The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

83

Shareholder Update
(continued)

TRADING AND NET ASSET VALUE INFORMATION
The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the corresponding NAV per share; and (iii) the premium/(discount) to NAV per share at which the Common Shares were trading as of such date.

NMT	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

May 2026	$13.35	$11.84	$11.14	$11.40	19.84%	3.86%

February 2026	$11.84	$11.28	$11.40	$11.23	3.86%	0.45%

November 2025	$11.73	$11.33	$11.23	$10.76	4.45%	5.30%

August 2025	$12.12	$11.13	$10.93	$10.74	10.89%	3.63%

May 2025	$12.17	$11.08	$10.97	$11.09	10.94%	(0.09) %

February 2025	$11.92	$11.30	$11.86	$11.82	0.51%	(4.40) %

November 2024	$11.91	$11.36	$12.09	$12.35	(1.49)%	(8.02)%

August 2024	$11.41	$10.58	$12.32	$12.02	(7.39)%	(11.98) %

NMS	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

May 2026	$12.47	$11.87	$11.89	$11.85	4.88%	0.17%

February 2026	$12.20	$11.71	$12.13	$11.95	0.58%	(2.01)%

November 2025	$12.06	$11.32	$12.02	$11.46	0.33%	(1.22)%

August 2025	$11.45	$11.15	$11.57	$11.26	(1.04)%	(0.98)%

May 2025	$12.47	$11.38	$12.46	$11.53	0.08%	(1.30)%

February 2025	$13.29	$12.22	$12.81	$12.36	3.75%	(1.13)%

November 2024	$13.62	$12.76	$12.93	$12.89	5.34%	(1.01)%

August 2024	$12.92	$10.80	$12.79	$12.44	1.02%	(13.18)%

NPV	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

May 2026	$11.75	$11.18	$11.59	$11.19	1.38%	(0.09)%

February 2026	$11.70	$11.01	$11.74	$11.51	(0.34)%	(4.34)%

November 2025	$11.68	$11.14	$11.52	$11.58	1.39%	(3.80)%

August 2025	$11.35	$10.90	$11.14	$10.92	1.89%	(0.18)%

May 2025	$12.61	$10.82	$12.21	$11.02	3.28%	(1.81)%

February 2025	$13.62	$12.32	$12.43	$12.04	9.57%	2.33%

November 2024	$13.37	$11.92	$12.34	$12.54	8.35%	(4.94)%

August 2024	$11.95	$10.54	$12.58	$12.16	(5.01)%	(13.32)%

84

The following table shows, as of May 31, 2026 each Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

May 31, 2026	NMT	NMS	NPV

NAV per Common Share	$11.18	$11.86	$11.46

Market Price	$12.76	$12.23	$11.49

Percentage of Premium/(Discount) to NAV per Common Share	14.13%	3.12%	0.26%

Net Assets Attributable to Common Shares	$114,589,705	$76,024,434	$224,149,866
Shares of
closed-end
investment companies, including those of the Funds, may frequently trade at prices lower than NAV, the Funds’ Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end
investment company. The Funds cannot assure you that their Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.
SENIOR
SECURITIES
The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of the Fund’s last ten fiscal years, as applicable. The Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act of 1940, as amended (1940 Act). The information in this table is derived from the financial statements. The financial statements for the year ended May 31, 2026 have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm. The financial statements with respect to the fiscal years ended prior to 2025, where applicable, have been audited by other auditors. The Fund’s audited financial statements for the year ended May 31, 2026, including the report of PwC thereon, and accompanying notes thereto, are included in this Annual Report.
NMT

	Variable Rate Demand Preferred (VRDP) Shares at the End of Period
Year Ended 5/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 Share (2)

2026	$74,000	$254,851

2025	$74,000	$238,081

2024	$74,000	$251,489

2023	$74,000	$252,784

2022	$74,000	$262,694

2021	$74,000	$293,573

2020	$74,000	$284,556

2019	$74,000	$285,515

2018	$74,000	$280,362

2017	$74,000	$285,999

85

Shareholder Update
(continued)

NMS

	Adjustable Rate MuniFund Term Preferred (AMTP) Shares at the End of Period		Variable Rate MuniFund Term Preferred (VMTP) Shares at the End of Period
Year Ended 5/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 Share (2)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 Share (2)

2026	$49,800	$252,660	$ 0	$ 0

2025	$49,800	$240,237	$ 0	$ 0

2024	$49,800	$244,565	$ 0	$ 0

2023	$49,800	$246,603	$ 0	$ 0

2022	$52,800	$249,590	$ 0	$ 0

2021	$52,800	$271,041	$ 0	$ 0

2020	$52,800	$262,204	$ 0	$ 0

2019	$52,800	$266,310	$ 0	$ 0

2018	$ 0	$ 0	$52,800	$261,111

2017	$ 0	$ 0	$52,800	$260,466
NPV

	Variable Rate Demand Preferred (VRDP) Shares at the End of Period
Year Ended 5/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 Share (2)

2026	$128,000	$275,117

2025	$128,000	$260,362

2024	$128,000	$270,339

2023	$128,000	$271,196

2022	$128,000	$285,533

2021	$128,000	$316,409

2020	$128,000	$302,608

2019	$128,000	$304,845

2018	$128,000	$298,574

2017	$128,000	$302,993

(1)
Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, if applicable.

(2)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate of the involuntary liquidation preference of the outstanding preferred shares and multiplying the result by 100,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings (excluding temporary borrowings) of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

UNRESOLVED STAFF COMMENTS
Each Fund believes that there are no material unresolved written comments, received 180 days or more before May 31, 2026, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or Investment Company Act of 1940, or its registration statement.

Important Tax Information

(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form
1099-DIV,
which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains

NMT	$—

NMS	—

NPV	—

Shareholder Meeting Report

(Unaudited)
The annual meeting of shareholders for NMS and NPV was held on April 16, 2026; at this meeting the shareholders were asked to elect Board Members.
The vote totals for NMS and NPV are set forth below:

	NMS		NPV
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
Joseph A. Boateng
For	4,622,959	—	14,387,253	—
Withhold	111,694	—	528,943	—
Total	4,734,653	—	14,916,196	—
Amy B. R. Lancellotta
For	4,619,359	—	14,504,620	—
Withhold	115,294	—	411,576	—
Total	4,734,653	—	14,916,196	—
John K. Nelson
For	4,416,749	—	14,137,764	—
Withhold	317,904	—	778,432	—
Total	4,734,653	—	14,916,196	—
Terence J. Toth
For	4,413,069	—	14,136,619	—
Withhold	321,584	—	779,577	—
Total	4,734,653	—	14,916,196	—
Albin F. Moschner
For	—	498	—	1,280
Withhold	—	—	—	—
Total	—	498	—	1,280
Margaret L. Wolff
For	—	498	—	1,280
Withhold	—	—	—	—
Total	—	498	—	1,280

Additional Fund Information

(Unaudited)

Board of Trustees
Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson

Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	State Street Bank & Trust Company One Congress Street Suite 1 Boston, MA 02114-2016	Chapman and Cutler LLP Chicago, IL 60606	Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form
N-PORT.
You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800)
257-8787
or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800)
257-8787.
You may also obtain this information directly from the SEC. Visit the SEC on-line
at http://www.sec.gov.

CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NMT	NMS	NPV
Common shares repurchased	0	0	0
FINRA BrokerCheck:
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800)
289-9999
or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
Escrowed to Maturity Bond:
When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.
Inverse Floating Rate Securities:
Inverse floating rate securities, are the residual interest in a tender option bond (TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt
interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Pre-Refunded
Bond/Pre-Refunding:
Pre-Refunded
Bond/Pre-Refunding,
also known as advanced refundings or refinancing, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding
generally raises a bond’s credit rating and thus its value.
Regulatory Leverage:
Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
Tax Obligation/General Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
Tax Obligation/Limited Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.
Total Investment Exposure:
Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond:
A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Statement Regarding Basis for Approval of Investment Advisory Contract

(Unaudited)
Nuveen Massachusetts Quality Municipal Income Fund
Nuveen Minnesota Quality Municipal Income Fund
Nuveen Virginia Quality Municipal Income Fund
(collectively, the
“Funds”)

I.	The Approval Process
At an
in-person
meeting held on April 28 and 29, 2026 (the “Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds approved, for their respective Fund, the renewal of the investment management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (“NFAL” or the “Adviser”) pursuant to which NFAL serves as the investment adviser to such Fund. Similarly, for each Fund, the Board approved the renewal of the sub-advisory
agreement (each, a
“Sub-Advisory
Agreement”) with Nuveen Asset Management, LLC (the
“Sub-Adviser”)
pursuant to which the
Sub-Adviser
serves as the
sub-adviser
to such Fund. The Nuveen fund complex consists of the group of funds advised by NFAL (the “NFAL Funds”), including the Funds, and the group of funds advised by Teachers Advisors, LLC (“TAL,” and such funds, the “TC Funds”; the NFAL Funds and the TC Funds are collectively referred to as the “Nuveen funds” or the “funds”). TAL and NFAL are affiliates as NFAL is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”), and TAL is an indirect wholly owned subsidiary of TIAA. The
Sub-Adviser
is also an affiliate of NFAL.
The Board Members are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) and, therefore, the Board is comprised of all disinterested Board Members. References to the Board and the Board Members are interchangeable. Below is a summary of the annual review process the Board undertook related to its most recent renewal of each Investment Management Agreement and
Sub-Advisory
Agreement on behalf of the applicable Fund.
In accordance with applicable law, following up to an initial two-year
period, the Board considers the approval of the continuance of each Investment Management Agreement and
Sub-Advisory
Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and
Sub-Advisory
Agreements are collectively referred to as the “Advisory Agreements,” and the Adviser and the
Sub-Adviser
are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In considering the continuance of each Advisory Agreement, the Board considered information received by it throughout the year as well as materials prepared specifically at the Board’s request for the Board’s evaluation of the Advisory Agreements at the Meeting. The Board Members considered the review of the Advisory Agreements to be an ongoing process. The Board and its committees meet regularly throughout the year, including in executive sessions, providing the Board Members with the opportunity to assess the quality and scope of the various services provided by a Fund Adviser during the year through the written materials, oral presentations and discussions with senior management. The information provided to the Board and/or its committees at these meetings covered a wide range of topics pertinent to the annual consideration of the renewal of the Advisory Agreements, including, but not limited to: (a) the investment performance of the Nuveen funds over various periods and the reasons for any outperformance or underperformance relative to peers and/or benchmarks or other performance metrics (as applicable); (b) strategic priorities for the business of the Adviser, including significant developments impacting a Fund Adviser; (c) product initiatives for various funds; (d) compliance, regulatory and risk management reports, including any initiatives in seeking to strengthen compliance capabilities and controls and to meet regulatory requirements, compliance policies and procedures; (e) other payments to intermediaries, including Rule
12b-1
fees (as applicable); (f) reports on the valuation of securities; (g) periodic investment team presentations; (h) evaluations on fund expenses; (i) trading practices and execution quality of portfolio transactions; (j) management of distributions; and (k) with respect to closed-end
funds,
closed-end
fund market activity, capital management initiatives, institutional ownership, management of leverage financing, the secondary market trading of the closed-end
funds and any actions taken to address market discounts to net asset value.
In addition to the materials and discussions that occurred at prior meetings, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of the Advisory Agreements. The materials provided in conjunction with the Meeting included, among other things, (a) a description of the nature, extent and quality of services provided by the Fund Advisers; (b) a review of the
Sub-Adviser
and/or investment team (as applicable); (c) fund performance over various periods with a focus on funds considered to have met certain challenged performance measurements; (d) the fees and expense ratios of the funds with a focus on funds considered to have certain expense characteristics; (e) a list of management fees and sub-advisory
fee schedules; (f) an analysis of advisory fees compared to fees assessed to other types of clients; (g) a description of portfolio manager compensation; (h) certain profitability and/or financial data; (i) a summary of the investments made in 2025 by the Adviser and/or its affiliates in technology enhancements; and (j) a description of indirect benefits received by the Fund Advisers as a result of their relationships with the funds. The Board also considered information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, comparing fee and expense levels of each Fund to those of a peer universe, as well as a description of Broadridge’s methodology in compiling the expense universe.
The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The performance, fee and expense data and other information provided by a Fund Adviser, Broadridge or other service providers were not independently verified by the Board Members. The Board Members

Statement Regarding Basis for Approval of Investment Advisory Contract (continued)

employed the accumulated information, knowledge and experience they had gained during their tenure as disinterested Board Members on the Board and its committees in overseeing the applicable Nuveen funds and working with the respective Fund Advisers in their review of the Advisory Agreements.
As part of their review, the Board Members and independent legal counsel met in executive session on April 17, 2026 (the “April Executive Session”) to review and discuss materials provided in connection with their annual review of the Advisory Agreements. After reviewing this information, the Board Members requested, directly or through independent legal counsel, additional information and received the responses to these follow-up
questions and requests. In addition to the April Executive Session, the Board Members met in additional executive sessions prior to and during the Meeting. During the Meeting, the Board Members considered the materials, invited representatives of management to provide additional information and determined that the information provided (whether oral or written) was responsive to their requests.
The Board Members had the benefit of independent legal counsel during the annual review process as well as throughout the year and met with independent legal counsel at various executive sessions without the presence of any Fund Adviser management. In connection with their annual review, the Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.
After the discussions and with the background and knowledge described above, the Board Members approved the continuation of the Advisory Agreements on behalf of the Funds for an additional one-year
period until May 1, 2027. The Board did not identify any single factor as all-important
or controlling, but rather each decision reflected the comprehensive consideration of all the information (written or oral) provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the annual review process. The contractual arrangements may reflect the results of prior year(s) of review, negotiation and information provided in connection with the Board’s annual review of the Funds’ advisory arrangements and oversight of the Funds. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the annual review process and may have placed different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.
In addition, as noted above, after an initial period of up to two years, the 1940 Act requires the Board to review advisory agreements on an annual basis. In connection with the annual review, management and the Board proposed to reset the annual review schedule for the Advisory Agreements to permit the agreements to continue for a one-year
period until August 1st following the renewal as opposed to the current May 1st deadline. To implement the new review schedule, at its in-person
meeting held on May
27-28,
2026 (the “May Meeting”), the Board approved the continuance of the Advisory Agreements through July 31, 2027. A discussion of the Board’s approval at the May Meeting of the continuance of the Advisory Agreements is set forth in Section II below.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements at the Meeting, the Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. With this approach, they considered the roles of the Adviser and the
Sub-Adviser
in providing services to the Funds.
The Board considered that the Adviser provides a wide array of management, oversight and other services necessary to manage and operate the Funds. The Board considered the Adviser’s and its affiliates’ dedication of resources, time, people and capital as well as consistent program of improvement and innovation aimed at keeping the Nuveen fund complex relevant and attractive for existing and new investors and meeting the needs of an increasingly complex regulatory environment. In its review of the services provided by the Adviser and its affiliates, the Board considered a description of the staffing levels of the investment and non-investment
personnel; the experience and qualifications of key personnel; succession planning and staffing in seeking to help ensure the continuation of services and avoid business disruptions as a result of retirements or departures; business continuity functions which seek to develop and monitor corporate-wide standards and procedures in seeking to help ensure the firm may continue to operate in the event of business disruptions; ongoing investments in the infrastructure and technology in enhancing the services provided to the applicable Nuveen funds; certain financial data of the Adviser and/or TIAA in assessing the financial stability and condition of the Adviser to continue to provide a high level of quality services to the applicable Nuveen funds; and portfolio manager compensation structure in seeking to attract and retain high quality talent.
In its evaluation, the Board considered that the Adviser is responsible for providing investment advisory services and does so indirectly through a sub-adviser.
In this regard, the Funds utilize the
Sub-Adviser
and its investment teams to manage the portfolios of the Funds subject to the supervision of the Adviser. In evaluating the investment advisory services, the Board and/or its investment committee considered the Adviser’s role, among other things, in monitoring and reporting to the Board on fund performance, market conditions and investment team matters; setting and evaluating investment strategies, including changes to mandates, policies and benchmarks; monitoring and overseeing the performance and investment capabilities of the
Sub-Adviser
and/or investment teams and recommending changes thereto as appropriate; monitoring compliance with portfolio guidelines; monitoring and analyzing the trade execution of the funds’ portfolios; and managing valuation matters.
The Board considered the division of responsibilities between the Adviser and the
Sub-Adviser
and considered that the
Sub-Adviser
and its investment personnel, as noted, generally are responsible for the management of the respective Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the
Sub-Adviser
which included, among other things, a summary of changes (if any) in the leadership teams and/or portfolio manager teams; the performance of the Nuveen funds sub-advised
by the
Sub-Adviser
over various periods of time that met certain performance screening measurements; and data reflecting product changes (if any) taken with respect to certain funds. The Board considered that the Adviser recommended the renewal of the
Sub-Advisory
Agreements.

In addition to the portfolio management services provided to the Funds, the Board considered the comprehensive package of non-management
services the Adviser and its various teams and affiliates provide to manage and operate the applicable Nuveen funds, including compliance, regulatory, administrative and other services which have expanded over the years as a result of market, regulatory and other developments. Such services include, but are not limited to: distribution management services pursuant to which management seeks to implement distribution policies and set distribution levels consistent with each fund’s product design and positioning; compliance services including establishing and maintaining broad-based compliance policies across the Nuveen fund complex, evaluating the compliance programs of various fund services providers, conducting ongoing risk assessments and testing, monitoring portfolio compliance with investment and regulatory requirements and providing a comprehensive compliance training program; regulatory and regulatory advocacy services, including monitoring regulatory developments that may impact the fund(s), responding to regulatory inquiries and examinations and fulfilling regulatory filing requirements; Board and committee support services, including organizing meetings and coordinating site visits and presentations with affiliated and/or external investment teams and providing reports on a wide range of topics relating to the operations and management of the funds, including strategic initiatives and priorities, fund performance, trade execution, securities lending (as applicable), compliance matters, valuation matters, liquidity and derivatives risk management; oversight services, including establishing and coordinating the services provided by other fund service providers (such as a fund’s custodian, accountant, and transfer agent); and legal support services.
With respect to
closed-end
Nuveen funds, such services also include managing leverage; managing distributions; providing capital management and secondary market services (such as implementing common share shelf offerings, rights offerings, capital return programs and common share repurchases); and maintaining a closed-end
fund investor relations program. The Board considered that, with respect to such funds, management actively monitors any discount from net asset value per share at which the respective fund’s common stock trades and evaluates potential avenues to mitigate the discount, including evaluating the level of distributions that the fund pays.
Aside from the services provided, the Board considered the financial resources of the Adviser and/or its affiliates and their willingness to make investments to support the funds. The Board considered the funds’ access to a seed capital budget provided by the Adviser and/or its affiliates to support new or existing funds and/or facilitate changes for a respective fund. The Board considered the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, and expertise. The Board considered the overall reputation and capabilities of the Adviser and its affiliates and the Adviser’s continuing commitment to provide high quality services.
In its review, the Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring and supporting new funds and smaller funds and ongoing risks with managing the funds, such as investment, operational, reputational, regulatory, compliance and litigation risks.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
The Board, directly or through its Investment Committee, which is comprised of all Board Members, provides oversight of the investment performance process. In evaluating the quality of the services provided by the Fund Advisers, the Board and/or its Investment Committee monitors Fund performance on an ongoing basis, which includes quarterly performance reporting at each of its quarterly meetings with an annual performance review at its February
10-12,
2026 meeting (the “February Meeting”). At the February Meeting, the Board and/or its Investment Committee considered, among other things, Fund performance (based on net asset value net of fees) over the quarter, one-,
three- and five-year periods ended December 31, 2025 on an absolute basis and as compared to the performance of comparable funds (the “Performance Peer Group”) and to a benchmark for the prescribed periods. Prior to the Meeting, the Board also received updated Fund performance over various periods ended March 31, 2026. In its review of relative performance, the Board considered a Fund’s performance relative to its Performance Peer Group, among other things, by evaluating its quartile ranking with the 1st quartile being the most desirable quartile ranking and the 4th quartile being the least desirable. The Board considered, in particular, the performance of funds that met certain screening measurements as determined pursuant to a methodology approved by the Board or additional measurements as determined by management’s investment analysts.
In evaluating performance, the Board considered some of the limitations of the performance data including, in particular, that differences between a Nuveen fund and its Performance Peer Group and its benchmark (such as with respect to the investment objectives and strategies) may lead to significantly different results. To assist the Board in its review of the comparability of the relative performance, management generally has ranked the relevancy of a Performance Peer Group to the respective fund as low, medium or high. In addition, the Board considered, among other things, that performance data reflects performance over a specified period which may differ significantly depending on the ending dates selected, particularly during periods of market volatility. The Board also considered that shareholders may evaluate performance based on their own respective holding periods which may differ from the performance of the periods reviewed by the Board.
With respect to
closed-end
Nuveen funds, the Board also considered that secondary market trading of shares of the closed-end
funds also continues to be a priority for the Board given its importance to shareholders, and therefore, the Board and/or its
Closed-End
Fund Committee reviewed certain performance data reflecting, among other things, premium/discount data at their quarterly meetings with an annual review of the closed-end
fund market for the 2025 calendar year at the February Meeting. As applicable, the Board considered, among other things, the impact of leverage on a closed-end
fund’s common share earnings and total return.
The Board evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. From year to year, the Board may place different emphasis on particular performance information given changing circumstances in market and economic conditions. The Board considered that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could disproportionately affect performance. Further, the Board considered that market and economic conditions may significantly impact a fund’s

Statement Regarding Basis for Approval of Investment Advisory Contract
(continued)

performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Although the Board reviews short-, intermediate- and longer-term performance data, the Board considered that longer periods of performance may reflect full market cycles.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records over various time periods in its discussions with management. Depending on the facts and circumstances, including any differences between the respective fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark and/or peer group for certain periods. With respect to any funds for which the Board has identified as experiencing performance issues, the Board seeks to discuss with the Adviser the reasons for the underperformance and any recommendations to improve performance and to monitor such funds more closely until performance improves.
Additional Fund-specific performance factors for periods ending December 31, 2025 that the Board considered in addition to those described above are set forth below in Section I.F.
With respect to each Fund, on the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.
C. Fees, Expenses and Profitability
1.      Fees and Expenses
As part of the annual review, the Board Members considered, among other things, the management fee schedules for the respective Fund. In addition to the management fee arrangements, the Board Members considered a Fund’s operating expense ratio as it more directly reflected a shareholder’s total costs in investing in the respective Fund.
In its review, the Board considered that the management fees of the Funds were generally comprised of two components, a fund-level component and a complex-level component, each with its own breakpoint schedule. The Board considered that in 2024, the Board approved a revised complex-wide breakpoint schedule which simplified and reduced the complex-level fee rates at various thresholds and expanded the eligible funds whose assets would be included in calculating the complex-level fee, effective May 1, 2024. The Board considered that the complex-level component is intended to be an efficient mechanism designed to help share cost efficiencies with shareholders as the complex-wide assets grow.
The Board also considered comparative fee and expense information prepared by Broadridge, an independent third-party provider of fund data. More specifically, the Board Members generally considered, among other things, each Fund’s management fee rates and net total expense ratio in relation to similar data for a comparable universe of peers (the “Expense Universe”). The Board considered, in particular, each fund with a net total expense ratio (based on common assets and excluding investment-related costs such as the costs of leverage and taxes for closed-end
funds) that met certain expense screening criteria adopted by the Board when compared to its Expense Universe and management’s commentary as to the factors contributing to each such fund’s relative net total expense ratio.
In evaluating the fees and expenses of the Nuveen funds and comparative rankings, the Board considered some of the limitations which may reduce some of the value of the comparative data. In addition, the Board considered that the fee and expense information in the Broadridge report for each fund reflected information for a specific period and that historic asset levels and expenses may differ from current levels, particularly in a period of market volatility.
The Board Members also considered that it can be difficult to compare management fees among funds with peers as there are variations in the services that are included for the fees paid. The Board Members took these differences into account in considering the comparative peer data.
The Board further considered, in relevant part, a fund’s management fee in light of its performance history with particular focus on any fund identified as having a higher management fee and/or expense ratio compared to peers coupled with experiencing a period of challenged performance.
In addition, although the Board reviewed a fund’s net total expense ratio both including and excluding investment-related expenses (e.g., leverage costs) for certain of the closed-end
Nuveen funds, the Board considered that leverage expenses will vary across funds and peers because of differences in the forms and terms of leverage employed by the respective fund and therefore generally considered the fund’s net total expense ratio and fees excluding investment-related costs and taxes for the closed-end
funds. The Board also considered that the use of leverage for closed- end funds may create a conflict of interest for the Adviser and
Sub-Adviser
(as applicable) given the increase of assets from leverage upon which an advisory or sub-advisory
fee is based but also considered the impact of leverage on the applicable fund’s return.
With respect to the
Sub-Adviser,
the Board also considered, among other things, the
sub-advisory
fee schedule paid to the
Sub-Adviser
in light of the
sub-advisory
services provided to the respective Fund. In its review, the Board considered that the compensation paid to the
Sub-Adviser
is the responsibility of the Adviser, not the Funds.
Additional Fund-specific comparative fee and expense data that the Board considered in addition to that described above is set forth in Section I.F below. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.      Comparisons with the Fees of Other Clients
In evaluating the appropriateness of fees, the Board also requested and received information concerning the advisory fees and services provided to other clients of the Adviser, affiliated sub-advisers
and/or advisory affiliates which may include, among others: separately managed accounts (“SMAs”), foreign funds (UCITS), other investment companies (as sub-advisers),
limited partnerships and collective investment trusts (as applicable). The Board considered certain fee data for these other types of clients managed in a similar manner to certain of the open-end
funds compared to the management fee of the applicable fund. The Board considered, among other things, that differences in the breadth of services provided to the funds compared to other types of clients (including the differences in the level of advisory services required of passively managed funds compared to actively managed funds); the expenses the Adviser and its affiliates incur in launching, operating and supporting a fund; the differences in regulatory, disclosure and governance requirements applicable to funds and the infrastructure and activities necessary to support such requirements; the establishment and maintenance of servicing relationships with various service providers for the funds; the differences in investment policies and strategies, investor profiles and account sizes; and other factors all may contribute to the variations in relative fee rates. The Board, however, considered that there were no comparable clients for the closed-end
Nuveen funds. Further, the Board considered the differences in risks the Adviser incurs, including entrepreneurial, legal and regulatory risks when sponsoring and managing funds compared to serving as adviser to other types of clients or sub-adviser
to other funds.
With respect to the
Sub-Adviser,
the Board further considered that the
Sub-Adviser’s
fee is essentially for portfolio management services and therefore more comparable to the fees received for retail wrap accounts and other external sub-advisory
mandates.
The Board concluded that the varying levels of fees were reasonable given the foregoing.
3.     Profitability of Fund Advisers
In considering the costs of services to be provided and profits to be realized by the Adviser (which encompassed the affiliated sub-advisers)
from its relationship with the Funds, the Board Members considered a variety of estimated profitability data from various perspectives including, among other things, (a) historical pre-distribution
and post-distribution margins over specified periods for the Adviser’s services to the applicable funds; (b) certain profitability data on behalf of the Adviser (as well as the Adviser and TAL on a combined basis) attributable to servicing all applicable funds for 2025 and 2024; (c) certain profitability data of both the Adviser and TAL on a combined basis derived from the type of fund in the aggregate (i.e., from the closed-end
funds, exchange-traded funds, interval funds and
open-end
funds) for 2025 and 2024; and (d) certain profitability data of both the Adviser and TAL on a combined basis provided by asset grouping of Nuveen funds in the aggregate (i.e., from equity, fund of funds, index, municipal bond and taxable fixed income funds). In addition, the Board considered estimated profitability data at the per fund level for the Adviser.
In reviewing the profitability data, the Board Members recognized the subjective nature and difficulty in calculating profitability, particularly on a per fund level. The Board considered that the information is not audited and is based on cost allocation methodologies seeking to allocate various expenses throughout the complex and among the various advisory products. The Board Members considered the allocation methodology used to prepare the profitability data but considered that other valid and reasonable methodologies also could be used and could lead to significantly different profit and loss results.
Further, the Board considered Nuveen’s estimated profitability (pre- and post-distribution margins and pre-tax)
from its services to the funds compared to the profitability margins of certain peers. The Board Members, however, considered the inherent limitations of the comparative data given that profitability data is only available from peers which publish publicly available information and may be affected by numerous factors including, among other things, the types of funds a peer manages, its business mix, cost of capital, the assumptions and allocation methodology used in developing its profitability data, and fee waivers and expense reimbursements by the peer(s).
Aside from the foregoing profitability data, the Board also considered the financial condition of TIAA. The Board Members considered certain financial data of TIAA as of December 31, 2025 and 2024. The Board considered the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility.
In evaluating the reasonableness of the compensation, the Board Members also considered the indirect benefits the Adviser or
Sub-Adviser
received that were directly attributable to the management of the applicable funds as discussed in further detail below. Based on its review, the Board was satisfied that the Adviser’s (together with its affiliated sub-advisers)
level of profitability from its relationship with the applicable Fund was not unreasonable in light of the nature, extent and quality of services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds, whether these economies of scale have been appropriately shared with the funds and whether there is potential for realization of further economies of scale as a fund and/or the complex grows larger. The Board considered the difficulty in measuring economies of scale with any precision but considered the various means the Fund Advisers employ to help share the benefits of economies of scale with the respective funds and their shareholders.
The Board considered the Funds’ advisory fee structure, including breakpoint schedules (as applicable). The Board considered that the management fees of the funds generally are comprised of a fund-level component and a complex-level component, each with its own breakpoint schedule, subject to certain exceptions. The Board considered that in 2024, the Board revised the breakpoint schedule which reduced the complex-level fee rates at various thresholds and expanded the assets included in calculating the complex-level fee rates. The Board considered that the complex-level breakpoint schedule was designed to share the benefits of economies of scale with the participating funds as a result of an increase in the asset size of the complex even if the particular fund has not grown or has even declined in asset size, whereas a fund-level breakpoint schedule seeks to share economies of scale with shareholders if the particular fund grows. The Board considered the fee reductions achieved overall from the fund-level breakpoints and the complex-level breakpoints for the 2025 calendar year. With respect to closed-end
funds, the Board considered the limited

Statement Regarding Basis for Approval of Investment Advisory Contract
(continued)

ability of
closed-end
funds to increase their assets as fund growth is primarily a result of portfolio appreciation with some funds occasionally raising assets in rights offerings and shelf offerings. In addition, the Board considered the Adviser’s and/or affiliates’ ongoing investments in their business, including investments in various technology initiatives from which the fund complex may benefit as well as ongoing efforts to streamline the product line-up,
among other things, to create more scaled funds which may help improve both expense and trading economies for participating funds.
The Board further considered that the scope of services of the Adviser and its affiliates have expanded over time without raising advisory fees to the funds, and this was also a means of sharing economies of scale with the funds and their shareholders.
Based on its review, the Board was satisfied that the current fee arrangements together with the reinvestment in management’s business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Board Members received and considered information regarding various indirect benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. These benefits include, among other things, fees paid to affiliates of the Adviser for services as noted below, the sharing of personnel and investment-related infrastructure with other clients of the Adviser, the use of affiliated sub-advisers
in which case all the advisory revenue generated from such funds remains within Nuveen, and the use of certain funds as investment options for other products offered by the Adviser and/or its affiliates (such as life insurance separate account products, fund of funds or 529 education savings plans).
Further, the funds may pay the Adviser and/or its affiliates for other services, such as distribution. In this regard, the Board Members considered that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end
funds for which it may be compensated. To the extent an
open-end
fund pays
12b-1
fees, the Board Members considered that some of those fees may be retained by the Adviser’s affiliate. In addition, the Board considered that an affiliate of the Adviser received compensation in 2025 for serving as an underwriter on shelf offerings of existing closed-end
Nuveen funds and reviewed the amounts paid for such services in 2025 and 2024.
In addition, the Board Members considered that the Adviser and
Sub-Adviser
may utilize soft dollar brokerage arrangements attributable to the respective funds to obtain research and other services for any or all of their clients but such costs are reimbursed to the funds.
The Adviser and its affiliates may also benefit from the advisory relationships with the funds in the fund complex to the extent this relationship results in potential investors viewing the TIAA group of companies as a leading retirement plan provider in the academic and non-profit
market and a single source for all their financial service needs. The Adviser and/or its affiliates may further benefit to the extent that they have pricing or other information regarding vendors the funds utilize in establishing arrangements with such vendors for other products.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable in light of the services provided.
F. Additional Fund-Specific Factors
For each Fund, set forth below are (i) additional Fund-specific performance factors for periods ending December 31, 2025 that the Board considered in addition to those described above; and (ii) additional Fund-specific comparative fee and expense data that the Board considered in addition to that described above.

Nuveen Massachusetts Quality Municipal Income Fund
Relative Net Performance

	One-Year Period	Three-Year Period	Five-Year Period
Performance Peer Group Quartile	Third Quartile	Third Quartile	Third Quartile
Performance Benchmark	Underperformed	Underperformed	Underperformed
Comparative Fees and Expenses

Expense Universe
Actual Management Fee Rate	Above Median
Net Total Expense Ratio	Above Median

••	In considering performance, the Board considered, among other things, that the Performance Peer Group was classified as low for relevancy.

Nuveen Minnesota Quality Municipal Income Fund
Relative Net Performance

	One-Year Period	Three-Year Period	Five-Year Period
Performance Peer Group Quartile	First Quartile	First Quartile	First Quartile
Performance Benchmark	Underperformed	Outperformed	Underperformed
Comparative Fees and Expenses

Expense Universe
Actual Management Fee Rate	Above Median
Net Total Expense Ratio	Above Median

••	In considering performance, the Board considered, among other things, that the Performance Peer Group was classified as low for relevancy.

••
In considering the Fund’s position relative to the peers in the Expense Universe, the Board considered, among other things, the small size of the set of peers in the Expense Universe as well as a discussion of the differences in investment strategies of the peers limiting some of the value of the comparative data. In this regard, the Board considered that the Expense Universe consisted of only twelve funds, seven of which were Nuveen funds, limiting the value of the comparative data.

Nuveen Virginia Quality Municipal Income Fund
Relative Net Performance

	One-Year Period	Three-Year Period	Five-Year Period
Performance Peer Group Quartile	Second Quartile	First Quartile	Second Quartile
Performance Benchmark	Underperformed	Outperformed	Underperformed
Comparative Fees and Expenses

Expense Universe
Actual Management Fee Rate	Above Median
Net Total Expense Ratio	Above Median

••	In considering performance, the Board considered, among other things, that the Performance Peer Group was classified as low for relevancy.

G. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important
or controlling. The Board Members concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed for an additional one-year
period. Notwithstanding the foregoing, at the Meeting, the Board also approved the merger of Nuveen Minnesota Quality Municipal Income Fund and Nuveen Virginia Quality Municipal Income Fund into Nuveen Municipal Credit Income Fund, subject to shareholder approval and other closing conditions.
II. Subsequent Approvals of Advisory Agreements
As noted above, the 1940 Act provides, in general terms, that an advisory and sub-advisory
agreement may continue in effect for a period of more than two years only so long as the board, including a majority of the disinterested trustees, approves its continuance. During the annual review, management and the Board proposed, in relevant part, to reset the annual review schedule for the advisory and sub-advisory
agreements of the Nuveen funds to permit the agreements to continue for a one-year
period until August 1st the following year as opposed to the existing May 1st annual deadline.
At its May Meeting, with respect to the Funds, the Board approved the Investment Management Agreements with certain minor changes and the
Sub-Advisory
Agreements to continue through July 31, 2027. As part of its review of the foregoing arrangements, the Board, through independent legal counsel, requested and received information regarding, among other things, the proposed renewal of the Advisory Agreements.

Statement Regarding Basis for Approval of Investment Advisory Contract
(continued)

In their review, the Board Members considered that they had recently completed their annual review of the Advisory Agreements at the Meeting and many of the factors considered at the annual review were applicable to their evaluation of the continuance of the Advisory Agreements. Accordingly, in evaluating the respective advisory and sub-advisory
agreements, the Board Members relied upon their knowledge and experience with the Adviser and the
Sub-Adviser
and considered the information received and their evaluations and conclusions drawn at the annual review. The Board considered management’s representation that the information and materials provided in connection with the annual review of the Advisory Agreements at the Meeting remained unchanged in all material respects. Further, with respect to the continuance of the Advisory Agreements, the Board considered the terms of such agreements with certain minor changes as appropriate to reflect an internal restructuring.
The Board Members did not identify any single factor discussed previously as all-important
or controlling. The Board Members concluded that the terms of each Advisory Agreement were reasonable, that the fees of each of the Adviser and
Sub-Adviser
were reasonable in light of the services provided to each Fund and that each Advisory Agreement be renewed for an additional one-year
period through July 31, 2027.

98

Board Members & Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:
Joseph A. Boateng 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2019 Class II	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002–2006); Board Member, Lumina Foundation (since 2019) and Waterside School (since 2021); Board Member (2012–2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Former Investment Advisory Committee Member and Chair (2007–2024), Seattle City Employees’ Retirement System; Investment Committee Member (since 2019), The Seattle Foundation; Trustee (2018–2023), the College Retirement Equities Fund; Manager (2019–2023), TIAA Separate Account VA-1.	211
Michael A. Forrester 1967 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Director, Aflac Incorporated (since 2025); Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007–2023).	211
Thomas J. Kenny 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I
Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and
Co-Head
of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management; Chairman of the Board (since 2025), Apeel Sciences; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021–2022) and Finance Committee Chair (2016–2022), Sansum Clinic; formerly, Advisory Board Member (2017–2019), B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012–2020), Cottage Health System; formerly, Board member (2009–2019) and President of the Board (2014–2018), Crane Country Day School; Trustee (2011–2023) and Chairman (2017–2023), the College Retirement Equities Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA Separate Account
VA-1.
				211
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006–2019); formerly, various positions with ICI (1989-2006); Formerly President (2023–2025) and Member (2020–2025) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	211

99

Board Members & Officers
(continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	211

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	211

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Formerly, Member of Board of Directors of Core12 LLC (2008–2023) (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of The President’s Council of Fordham University (2010–2019); formerly, Director of the Curran Center for Catholic American Studies (2009–2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012–2014); formerly, Trustee and Chairman of the Board of Trustees of Marian University (2010–2013); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007–2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	211

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Loren M. Starr 1961 333 W. Wacker Drive Chicago, IL 60606	Board Member	2022 Class III	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.; Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014–2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account
VA-1
			(2022–2023).	211

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation,
e-commerce
			and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx. Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure); Member of the Executive Leadership Council (ELC) (since 2014).	211

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Formerly, a Co–Founding Partner, Promus Capital (investment advisory firm) (2008–2017); formerly, Director, Quality Control Corporation (manufacturing) (2012–2021); formerly, Chair and Member of the Board of Directors (2021–2024), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017–2022), Mather Foundation Board (philanthropy); formerly, Member (2005–2016), Chicago Fellowship Board (philanthropy); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly, Director, LogicMark LLC (health services) (2012–2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008–2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004–2007); Executive Vice President, Quantitative Management & Securities Lending (2000–2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005–2007), Northern Trust Global Investments Board (2004–2007), Northern Trust Japan Board (2004–2007), Northern Trust Securities Inc. Board (2003–2007) and Northern Trust Hong Kong Board (1997–2004).	211

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022) of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011- 2015) of the Board of Trustees of Mt. Holyoke College.	211

Board Members & Officers
(continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	211

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer (Principal Executive Officer)	2015	Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen; has previously held various positions with Nuveen.

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Marc Cardella 1984 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller (Principal Financial Officer)	2024
Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account
VA-1
and the College Retirement Equities Fund; Senior Managing Director, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Joseph T. Castro 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2025
Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President and Chief Risk and Compliance Officer, formerly, Senior Managing Director, Nuveen Securities, LLC and Nuveen, LLC; formerly, Senior Managing Director, Nuveen Fund Advisors, LLC.

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013
Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024
Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account
VA-1
and College Retirement Equities Fund.

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017
Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Assistant Secretary of Nuveen Securities, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President	2016
Senior Managing Director, Head of Public Product of Nuveen; President. formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023
Director and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019
Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

Board Members & Officers
(continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022
Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account
VA-1,
TIAA- CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America and Nuveen Alternative Advisors LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007
Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; Executive Vice President, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

R. Tanner Page 1985 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.

William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Senior Managing Director of Nuveen.

Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008
Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022
Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account
VA-1,
TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

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Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800)
257-8787.
Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606.
Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at:
www.nuveen.com/closed-end-
funds
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	EAN-A-0526P 5533535

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) had determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The members of the registrant’s audit committee that have been designated as audit committee financial experts are Joseph A. Boateng, John K. Nelson and Loren M. Starr, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Board for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Item 4.	Principal Accountant Fees and Services.

Nuveen Massachusetts Quality Municipal Income Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm, billed to the Registrant during the Registrant’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PwC provided to the Registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Registrant waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant during the fiscal year in which the services are provided; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BILLED TO THE REGISTRANT

Fiscal Year Ended	Audit Fees Billed to Registrant[1]	Audit-Related Fees Billed to Registrant[2]	Tax Fees Billed to Registrant[3]	All Other Fees Billed to Registrant[4]
May 31, 2026	$26,689	$5,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

May 31, 2025	$26,600	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings.

2

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Registrant’s common shares and leverage.

3	“Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning.
4	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BILLED TO THE ADVISER AND AFFILIATED REGISTRANT SERVICE PROVIDERS

The following tables show the amount of fees billed by PwC to Nuveen Fund Advisors, LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant (“Affiliated Fund Service Provider”), for engagements directly related to the Registrant’s operations and financial reporting, during the Registrant’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Registrant’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
May 31, 2026	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

May 31, 2025	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PwC billed during the Registrant’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that the Registrant’s independent registered public accounting firm provides to the Adviser and any Affiliated Fund Service Provider, if the engagement related directly to the Registrant’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PwC about any non-audit services rendered during the Registrant’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PwC’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Registrant	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Registrant)	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
May 31, 2026	$0	$0	$10,413,055	$10,413,055
May 31, 2025	$0	$0	$10,974,000	$10,974,000

“Non-Audit Fees billed to Registrant” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to the Registrant in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the independent registered public accounting firm’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Registrant by the Registrant’s independent registered public accounting firm and (ii) all audit and non-audit services to be performed by the Registrant’s independent registered public accounting firm for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Registrant.

Item 4(i) and Item 4(j) are not applicable to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Amy B. R. Lancellotta, John K. Nelson, Chair, Loren M. Starr, Terence J. Toth, Matthew Thornton III and Margaret L. Wolff.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See Statement Regarding Basis for Approval of Investment Advisory Contract in Item 1.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

(a)(1) Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Michael Hamilton, Managing Director, manages tax-exempt fixed income portfolios for Nuveen. He began working in the investment industry when he joined the firm in 1989, as a fixed-income fund manager and trader. He became a portfolio manager in 1992. He received a B.A. from the College of Idaho and an M.B.A. from Western Washington University. He is a member of the CFA Institute and the Portland Society of Financial Analysts.

Stephen J. Candido, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager for high yield municipal strategies at Nuveen, managing high yield funds and institutional accounts. He also has responsibility for tax-exempt open-end funds and closed-end funds that allocate to both investment grade and high yield municipals. Stephen started working in the investment industry in 1996 when he joined Nuveen in the Unit Trust Division. Prior to his current role, he was a vice president and senior research analyst specializing in high yield sectors including land secured credits, project finance and housing. Stephen was also an assistant vice president for Nuveen’s Global Structured Products team beginning in 2005. He also served as the manager of the Fixed Income Unit Trust Product Management and Pricing Group starting in 2001 and prior to that held positions as an equity research analyst and fixed income pricing analyst. Stephen graduated with a B.S. in Finance from Miami University and an M.B.A. in Finance from the University of Illinois at Chicago. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

(a)(2) Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Michael Hamilton	Registered Investment Company	17	$16.04 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$294.90 million

Stephen J. Candido	Registered Investment Company	29	$59.98 billion
	Other Pooled Investment Vehicles	2	$367.88 million
	Other Accounts	3	$167 million
*	Assets are as of May 31, 2026. None of the assets in these accounts are subject to an advisory fee based on performance.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

(a)(3) Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio managers are primarily compensated through a combination of base salary and variable compensation (“VC”). Portfolio managers have a VC target which is expressed as a percentage of their base salary. A portfolio manager’s actual VC award could be higher or lower than the VC target depending on several factors, including (i) Nuveen’s total VC pool based on company performance, (ii) the portion of the pool allocated to the line of business/function across Nuveen, (iii) individual performance rating, and (iv) individual total compensation relative to internal peers and external market.

To calibrate the performance review process, scorecards are utilized, when applicable, to provide a consistent approach across teams and sectors for evaluating individual portfolio manager performance ratings. The scorecard considers both quantitative and qualitative criteria. Quantitative metrics are weighted more heavily and focus on sustained, long-term fund performance by assessing one, three, and five-year performance results versus peer groups and benchmarks. Qualitative metrics are subject to manager discretion and internal peer reviews. Because a greater emphasis is placed on the quantitative metrics, positive Fund performance generally results in better overall performance ratings and subsequently higher VC.

Once the VC award is determined, it is allocated to two components – annual cash award and TIAA Long Term Performance Plan (“LTPP”) award; the portion of VC aligned to each of these components is based on a progressive rate scale with higher deferral percentages as a portfolio manager’s total compensation increases. A portion of a portfolio manager’s LTPP award may be allocated to the PM Plan – which is intended to align portfolio manager compensation to the performance of the Fund(s) they manage. As a subplan to LTPP, the PM Plan awards follow LTPP vesting and payment terms, with payment amount based on the most recent annual valuations of the Fund(s) preceding payment. Management reviews PM Plan Fund alignments and allocation percentages on an annual basis to ensure portfolio managers are not incentivized to take undue risks with the Funds they manage.

Additionally, portfolio managers may be included in the Profits Interest program, which is a long-term, equity-like compensation program based on the future value of the organization and is intended to drive desired behaviors that achieve strong investment results, grow the business, and manage costs. The Profits Interest program has a six-year vesting period that serves as an important retention mechanism.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

(a)(4) Beneficial Ownership of NMT Securities

As of May 31, 2026, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund.

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael Hamilton	X
Stephen J. Candido	X

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable because the code of ethics is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(c)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen Massachusetts Quality Municipal Income Fund

Date: August 6, 2026	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 6, 2026	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer (principal executive officer)

Date: August 6, 2026	By:	/s/ Marc Cardella
Marc Cardella Vice President and Controller (principal financial officer)